EXHIBIT 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA For the Quarter Ended September 30, 2016

INDEX

Page
Investor Information	3
2016 Business Developments	4 - 5
Common Shares Data	6
Financial Highlights	7
Funds From Operations	8
Net Income, as Adjusted	9
Funds From Operations, as Adjusted	10
Funds Available for Distribution	11
Net Income / EBITDA (Consolidated and by Segment)	12 - 18
EBITDA by Segment and Region	19
Consolidated Balance Sheets	20
Capital Structure	21
Debt Analysis	22 - 24
Unconsolidated Joint Ventures	25 - 27
Square Footage	28
Top 30 Tenants	29
Lease Expirations	30 - 31
Leasing Activity	32 - 34
Occupancy, Same Store EBITDA and Residential Statistics	35
Development / Redevelopment Summary	36
Capital Expenditures	37 - 40
Property Table	41 - 54

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are not guarantees of performance.  They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties.  Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “would,” “may” or other similar expressions in this supplemental package.  We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict.  For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Item 1A. Risk Factors” in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2015. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package.  All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of our Annual Report on Form 10-K, as amended, or Quarterly Report on Form 10-Q, as applicable, and this supplemental package.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	President - New York Division
Mitchell N. Schear	President - Washington, DC Division
Michael J. Franco	Executive Vice President - Chief Investment Officer
Joseph Macnow	Executive Vice President - Finance and Chief Administrative Officer
Stephen W. Theriot	Chief Financial Officer

RESEARCH COVERAGE - EQUITY

James Feldman / Scott Freitag	Brad K. Burke	John W. Guinee / Erin T. Aslakson
Bank of America / Merrill Lynch	Goldman Sachs	Stifel Nicolaus & Company
646-855-5808 / 646-855-3197	917-343-2082	443-224-1307 / 443-224-1350

Ross Smotrich / Peter Siciliano	Jed Reagan / Daniel Ismail	Michael Lewis
Barclays Capital	Green Street Advisors	SunTrust Robinson Humphrey
212-526-2306 / 212-526-3098	949-640-8780	212-319-5659

Michael Bilerman / Emmanuel Korchman	Anthony Paolone / Gene Nusinzon	Nick Yulico / Frank Lee
Citi	JP Morgan	UBS
212-816-1383 / 212-816-1382	212-622-6682 / 212-633-1041	212-713-3402 / 412-352-5679

Vincent Chao	Vikram Malhotra / Sumit Sharma
Deutsche Bank	Morgan Stanley
212-250-6799	212-761-7064 / 212-761-7567

Steve Sakwa / Robert Simone	Alexander Goldfarb / Daniel Santos
Evercore ISI	Sandler O'Neill
212-446-9462 / 212-446-9459	212-466-7937 / 212-466-7927

RESEARCH COVERAGE - DEBT

Scott Frost	Robert Haines / Craig Guttenplan	Thierry Perrein
Bank of America / Merrill Lynch	CreditSights	Wells Fargo Securities
646-855-8078	212-340-3835 / 212-340-3859	704-715-8455

Peter Troisi	Ron Perrotta
Barclays Capital	Goldman Sachs
212-412-3695	212-902-7885

Thomas Cook	Mark Streeter
Citi	JP Morgan
212-723-1112	212-834-5086

This information is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

2016 BUSINESS DEVELOPMENTS

Subsequent Event

On October 31, 2016, our Board of Trustees approved the tax-free spin-off of our Washington, DC business and we entered into a definitive agreement to merge it with the business and certain select assets of The JBG Companies (“JBG”), a Washington, DC real estate company.  Steven Roth, our Chairman and Chief Executive Officer, will be Chairman of the Board of Trustees of the new combined company.  Mitchell Schear, President of our Washington, DC business, will be a member of management's Executive Committee and a Trustee of the new combined company.

The pro rata distribution to Vornado common shareholders and Vornado Realty L.P. common unitholders is intended to be treated as a tax-free spin-off for U.S. federal income tax purposes. It is expected to be made on a pro rata 1:2 basis.

The initial Form 10 registration statement relating to the spin-off is expected to be filed with the Securities and Exchange Commission (“SEC”) in the fourth quarter of 2016, and the distribution and combination are expected to be completed in the second quarter of 2017. The transactions are subject to certain conditions, including the SEC declaring the Form 10 registration statement effective, filing and approval of the new company’s listing application, receipt of regulatory approvals and third party consents by each of Vornado and JBG, and formal declaration of the distribution by our Board of Trustees. The transactions are not subject to a vote by Vornado shareholders. Our Board of Trustees has approved the transaction.  JBG’s investors have consented to the transaction.  There can be no assurance that this transaction will be completed.

Investment Activities

On March 17, 2016, we entered into a joint venture, in which we own a 33.3% interest, which owns a $146,004,000 mezzanine loan.  The interest rate is LIBOR plus 8.875% (9.38% at September 30, 2016) and the debt matures in November 2016, with two three-month extension options.  At September 30, 2016, the joint venture has a $3,996,000 remaining commitment, of which our share is $1,332,000.  The joint venture’s investment is subordinate to $350,000,000 of third party debt.  We account for our investment in the joint venture under the equity method.

On May 20, 2016, we contributed $19,650,000 for a 50.0% equity interest in a joint venture that will develop 606 Broadway, a 33,000 square foot office and retail building, located on Houston Street in Manhattan.  The development cost of this project is estimated to be approximately $104,000,000.  At closing, the joint venture obtained a $65,000,000 construction loan, of which approximately $22,500,000 was outstanding at September 30, 2016.  The loan, which bears interest at LIBOR plus 3.00% (3.52% at September 30, 2016), matures in May 2019 with two one-year extension options.  Because this joint venture is a variable interest entity (“VIE”) and we determined we are the primary beneficiary, we consolidate the accounts of this joint venture from the date of our investment.

Dispositions

On May 27, 2016, we sold a 47% ownership interest in 7 West 34th Street, a 477,000 square foot Manhattan office building leased to Amazon, and retained the remaining 53% interest.  This transaction was based on a property value of approximately $561,000,000 or $1,176 per square foot.  We received net proceeds of $127,382,000 from the sale and realized a net gain of $203,324,000, of which $159,511,000 was recognized in the second quarter and is included in “net gain on disposition of wholly owned and partially owned assets” in our consolidated statements of income.  The remaining net gain of $43,813,000 has been deferred until our guarantee of payment of loan principal and interest is removed or the loan is repaid.  We realized a net tax gain of $90,017,000.   We continue to manage and lease the property.  We share control over major decisions with our joint venture partner.  Accordingly, this property is accounted for under the equity method from the date of sale.

2016 BUSINESS DEVELOPMENTS

Financing Activities

On February 8, 2016, we completed a $700,000,000 refinancing of 770 Broadway, a 1,158,000 square foot Manhattan office building.  The five-year loan is interest only at LIBOR plus 1.75%, (2.28% at September 30, 2016) which was swapped for four and a half years to a fixed rate of 2.56%.  The Company realized net proceeds of approximately $330,000,000.  The property was previously encumbered by a 5.65%, $353,000,000 mortgage which was scheduled to mature in March 2016.

On March 7, 2016, the joint venture, in which we have a 55% ownership interest, completed a $300,000,000 refinancing of One Park Avenue, a 947,000 square foot Manhattan office building.  The loan matures in March 2021 and is interest only at LIBOR plus 1.75% (2.28% at September 30, 2016).  The property was previously encumbered by a 4.995%, $250,000,000 mortgage which matured in March 2016.

On May 6, 2016, the joint venture, in which we have a 55% ownership interest, completed a $273,000,000 refinancing of The Warner Building, a 621,000 square foot Washington, DC office building.  The loan matures in June 2023, has a fixed rate of 3.65%, is interest only for the first two years and amortizes based on a 30-year schedule beginning in year three. The property was previously encumbered by a 6.26%, $293,000,000 mortgage which matured in May 2016.

On May 11, 2016, the joint venture, in which we have a 50% ownership interest, completed a $900,000,000 refinancing of 280 Park Avenue, a 1,250,000 square foot Manhattan office building.  The three-year loan with four one-year extensions is interest only at LIBOR plus 2.00% (2.51% at September 30, 2016).  The property was previously encumbered by a 6.35%, $721,000,000 mortgage which was scheduled to mature in June 2016.

On May 16, 2016, we completed a $300,000,000 recourse financing of 7 West 34th Street.  The ten-year loan is interest only at a fixed rate of 3.65% and matures in June 2026.

On August 3, 2016, the joint venture, in which we have 49.9% ownership interest, completed an $80,000,000 refinancing of 50-70 West 93rd Street, a 326 unit Manhattan residential complex.  The three-year loan with two one-year extensions is interest only at LIBOR plus 1.70% (2.22% at September 30, 2016).  The property was previously encumbered by a $44,980,000 first mortgage at LIBOR plus 1.90% and an $18,481,000 second mortgage at LIBOR plus 1.65%, which were scheduled to mature in September 2016.

On September 1, 2016, we redeemed all of the outstanding 6.875% Series J cumulative redeemable preferred shares at their redemption price of $25.00 per share, or $246,250,000 in the aggregate, plus accrued and unpaid dividends through the date of redemption.  In connection therewith, we expensed $7,408,000 of issuance costs, which reduced net income attributable to common shareholders in the three months ended September 30, 2016.  These costs had been initially recorded as a reduction of shareholders’ equity.

On September 6, 2016, we completed a $675,000,000 refinancing of theMART, a 3,644,000 square foot commercial building in Chicago.  The five-year loan is interest only and has a fixed rate of 2.70%.  The Company realized net proceeds of approximately $124,000,000.  The property was previously encumbered by a 5.57%, $550,000,000 mortgage which was scheduled to mature in December 2016.

COMMON SHARES DATA (NYSE: VNO)
(unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO.  Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	Third Quarter 2016	Second Quarter 2016	First Quarter 2016	Fourth Quarter 2015
High Price	$108.69	$100.13	$99.97	$103.41
Low Price	$97.18	$90.13	$78.91	$89.32
Closing Price - end of quarter	$101.21	$100.12	$94.43	$99.96

Annualized Dividend per share	$2.52	$2.52	$2.52	$2.52

Annualized Dividend Yield - on Closing Price	2.5%	2.5%	2.7%	2.5%

Outstanding shares, Class A units and convertible preferred units as converted,
excluding stock options (in thousands)	201,816	201,760	201,763	201,367

Closing market value of outstanding shares, Class A units and convertible preferred
units as converted, excluding stock options	$20.4 Billion	$20.2 Billion	$19.1 Billion	$20.1 Billion

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, including Earnings Before Interest Taxes Depreciation and Amortization ("EBITDA"), Funds From Operations attributable to common shares plus assumed conversions ("FFO"), net income attributable to common shareholders, as adjusted, FFO, as adjusted, and Funds Available for Distribution ("FAD").  A description of these non-GAAP measures and reconciliations to the most directly comparable GAAP measures are provided on the pages that follow.

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2016	2015	2016	2016	2015
Total revenues	$633,197	$627,596	$621,708	$1,867,942	$1,850,686

Net income attributable to common shareholders	$66,125	$198,870	$220,463	$172,425	$449,114
Per common share:
Basic	$0.35	$1.05	$1.17	$0.91	$2.38
Diluted	$0.35	$1.05	$1.16	$0.91	$2.37

Net income attributable to common shareholders, as adjusted	$74,677	$70,077	$72,463	$190,264	$219,845
Per diluted share	$0.39	$0.37	$0.38	$1.00	$1.16

FFO, as adjusted	$235,757	$229,403	$233,015	$674,346	$669,967
Per diluted share	$1.24	$1.21	$1.23	$3.55	$3.53

FFO	$225,529	$236,039	$229,432	$658,880	$779,506
FFO - Operating Partnership Basis ("OP Basis")	$240,466	$251,331	$244,682	$701,786	$828,923
Per diluted share	$1.19	$1.25	$1.21	$3.47	$4.11

Dividends per common share	$0.63	$0.63	$0.63	$1.89	$1.89

FFO payout ratio (based on FFO, as adjusted)	50.8%	52.1%	51.2%	53.2%	53.5%
FAD payout ratio	95.5%	77.8%	118.9%	109.2%	79.7%

Weighted average shares used in determining FFO per diluted share - REIT basis	190,090	189,581	189,885	190,129	189,524
Convertible units:
Class A	11,557	11,105	11,596	11,523	10,819
D-13	459	504	490	496	467
G1-G4	38	86	41	39	93
Equity awards - unit equivalents	536	587	494	323	636
Weighted average shares used in determining FFO per diluted share - OP Basis	202,680	201,863	202,506	202,510	201,539

RECONCILIATION OF NET INCOME TO FFO (1)
(unaudited and in thousands, except per share amounts)
	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2016	2015	2016	2016	2015
Reconciliation of our net income to FFO:
Net income attributable to common shareholders	$66,125	$198,870	$220,463	$172,425	$449,114
Per diluted share	$0.35	$1.05	$1.16	$0.91	$2.37

FFO adjustments:
Depreciation and amortization of real property	$130,892	$134,623	$133,218	$398,231	$382,175
Net gains on sale of real estate	-	(135,557)	(161,721)	(161,721)	(146,424)
Real estate impairment losses	-	-	-	160,700	256
Proportionate share of adjustments to equity in net income (loss) of partially owned entities to arrive at FFO:
Depreciation and amortization of real property	40,281	38,131	38,308	117,635	106,685
Net gains on sale of real estate	(2,522)	-	(319)	(2,841)	(4,513)
Real estate impairment losses	1,134	2,313	49	5,536	12,617
	169,785	39,510	9,535	517,540	350,796
Noncontrolling interests' share of above adjustments	(10,403)	(2,364)	(588)	(31,872)	(20,473)
FFO adjustments, net	$159,382	$37,146	$8,947	$485,668	$330,323

FFO attributable to common shareholders	$225,507	$236,016	$229,410	$658,093	$779,437
Convertible preferred share dividends	22	23	22	65	69
Earnings allocated to Out-Performance Plan units	-	-	-	722	-
FFO attributable to common shareholders plus assumed conversions	225,529	236,039	229,432	658,880	779,506
Add back of income allocated to noncontrolling interests of the
Operating Partnership	14,937	15,292	15,250	42,906	49,417
FFO - OP Basis (1)	$240,466	$251,331	$244,682	$701,786	$828,923
FFO per diluted share (1)	$1.19	$1.25	$1.21	$3.47	$4.11

(1)

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”).  NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries.  FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions.  FFO does not represent net income and should not be considered an alternative to net income as a performance measure.  FFO may not be comparable to similarly titled measures employed by other companies.

RECONCILIATION OF NET INCOME TO NET INCOME, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2016	2015	2016	2016	2015
Net income attributable to common shareholders	(A)	$66,125	$198,870	$220,463	$172,425	$449,114
Per diluted share		$0.35	$1.05	$1.16	$0.91	$2.37
Items that impact net income attributable to common shareholders:
Preferred share issuance costs (Series J redemption)		$(7,408)	$-	$-	$(7,408)	$-
Acquisition and transaction related costs		(3,808)	(1,518)	(2,904)	(11,319)	(7,560)
Net income from discontinued operations and sold properties		2,969	6,599	3,671	8,285	23,605
Default interest on Skyline properties mortgage loan		(2,632)	-	(2,711)	(5,343)	-
Net gains on sale of real estate and residential condominiums		2,522	136,190	159,830	163,066	153,430
Real estate impairment losses		(1,134)	(2,313)	(49)	(166,236)	(17,375)
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	-	-	-	90,030
Other		-	(1,821)	-	-	1,333
		(9,491)	137,137	157,837	(18,955)	243,463
Noncontrolling interests' share of above adjustments		939	(8,344)	(9,837)	1,116	(14,194)
Items that impact net income attributable to common shareholders, net	(B)	$(8,552)	$128,793	$148,000	$(17,839)	$229,269
Per diluted share		$(0.04)	$0.68	$0.78	$(0.09)	$1.21

Net income attributable to common shareholders, as adjusted	(A-B)	$74,677	$70,077	$72,463	$190,264	$219,845
Per diluted share		$0.39	$0.37	$0.38	$1.00	$1.16

RECONCILIATION OF FFO TO FFO, AS ADJUSTED
(unaudited and in thousands, except per share amounts)
		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2016	2015	2016	2016	2015
FFO attributable to common shareholders plus assumed conversions	(A)	$225,529	$236,039	$229,432	$658,880	$779,506
Per diluted share		$1.19	$1.25	$1.21	$3.47	$4.11
Items that impact FFO:
Preferred share issuance costs (Series J redemption)		$(7,408)	$-	$-	$(7,408)	$-
Acquisition and transaction related costs		(3,808)	(1,518)	(2,904)	(11,319)	(7,560)
FFO from discontinued operations and sold properties		2,969	9,346	1,794	6,926	34,142
Default interest on Skyline properties mortgage loan		(2,632)	-	(2,711)	(5,343)	-
Net gain on sale of residential condominiums		-	633	-	714	2,493
Reversal of allowance for deferred tax assets (re: taxable REIT subsidiary's
ability to utilize NOLs)		-	-	-	-	90,030
Our share of impairment loss on India real estate venture's
non-depreciable real estate		-	-	-	-	(4,502)
Other, net		-	(1,821)	-	-	1,333
		(10,879)	6,640	(3,821)	(16,430)	115,936
Noncontrolling interests' share of above adjustments		651	(4)	238	964	(6,397)
Items that impact FFO, net	(B)	$(10,228)	$6,636	$(3,583)	$(15,466)	$109,539
Per diluted share		$(0.05)	$0.04	$(0.02)	$(0.08)	$0.58

FFO, as adjusted	(A-B)	$235,757	$229,403	$233,015	$674,346	$669,967
Per diluted share		$1.24	$1.21	$1.23	$3.55	$3.53

RECONCILIATION OF FFO TO FAD(1)
(unaudited and in thousands, except per share amounts)

		Three Months Ended			Nine Months Ended
		September 30,		June 30,	September 30,
		2016	2015	2016	2016	2015

FFO attributable to common shareholders plus assumed conversions	(A)	$225,529	$236,039	$229,432	$658,880	$779,506

Adjustments to arrive at FAD:
Recurring tenant improvements, leasing commissions and other capital expenditures		87,090	44,013	101,060	262,719	167,549
Straight-line rentals		34,915	44,424	42,284	118,960	108,382
Adjustments to FFO per page 10,
excluding FFO attributable to discontinued operations and sold properties		(11,449)	(2,706)	(5,615)	(20,957)	81,794
Amortization of acquired below-market leases, net		11,410	19,328	11,843	40,302	44,240
Amortization of debt issuance costs		(8,539)	(7,864)	(8,508)	(26,312)	(22,817)
Stock-based compensation expense		(6,117)	(6,501)	(7,215)	(27,903)	(33,328)
Non real estate depreciation		(1,447)	(1,317)	(2,006)	(5,277)	(4,906)
Carried interest and our share of net unrealized gain
from real estate fund investments		(97)	(636)	5,598	8,639	9,728
Noncontrolling interests' share of above adjustments		(6,326)	(5,399)	(8,566)	(20,297)	(20,904)
	(B)	99,440	83,342	128,875	329,874	329,738

FAD(1)	(A-B)	$126,089	$152,697	$100,557	$329,006	$449,768

FAD payout ratio(2)		95.5%	77.8%	118.9%	109.2%	79.7%

(1)

FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges.  FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

(2)

FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

CONSOLIDATED NET INCOME / EBITDA (1)
(unaudited and in thousands)
	Three Months Ended
	September 30,			June 30,
	2016	2015	Inc (Dec)	2016
Property rentals	$477,215	$462,127	$15,088	$472,593
Straight-line rent adjustments	34,915	44,424	(9,509)	42,284
Amortization of acquired below-market leases, net	11,868	19,786	(7,918)	12,301
Total rentals	523,998	526,337	(2,339)	527,178
Tenant expense reimbursements	71,425	67,098	4,327	60,841
Fee and other income:
BMS cleaning fees	20,820	18,563	2,257	18,794
Management and leasing fees	6,644	4,045	2,599	4,604
Lease termination fees	2,118	1,517	601	3,199
Other income	8,192	10,036	(1,844)	7,092
Total revenues	633,197	627,596	5,601	621,708
Operating expenses	260,826	256,561	4,265	245,138
Depreciation and amortization	138,968	141,920	(2,952)	141,313
General and administrative	40,442	36,157	4,285	45,564
Impairment loss and acquisition and transaction related costs	3,808	1,518	2,290	2,879
Total expenses	444,044	436,156	7,888	434,894
Operating income	189,153	191,440	(2,287)	186,814
Income (loss) from partially owned entities	4,127	(325)	4,452	642
Income from real estate fund investments	1,077	1,665	(588)	16,389
Interest and other investment income, net	6,508	3,160	3,348	10,236
Interest and debt expense	(98,365)	(95,344)	(3,021)	(105,576)
Net gain on disposition of wholly owned and partially owned assets	-	103,037	(103,037)	159,511
Income before income taxes	102,500	203,633	(101,133)	268,016
Income tax expense	(4,865)	(2,856)	(2,009)	(2,109)
Income from continuing operations	97,635	200,777	(103,142)	265,907
Income from discontinued operations	2,969	34,463	(31,494)	2,475
Net income	100,604	235,240	(134,636)	268,382
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,658)	(3,302)	(356)	(13,025)
Operating Partnership	(4,366)	(12,704)	8,338	(14,531)
Net income attributable to Vornado	92,580	219,234	(126,654)	240,826
Net income attributable to noncontrolling interests in the Operating Partnership	4,366	12,704	(8,338)	14,531
Interest and debt expense	122,979	118,977	4,002	127,799
Depreciation and amortization	172,980	174,209	(1,229)	173,352
Income tax expense	5,102	3,043	2,059	4,704
EBITDA	$398,007	$528,167	$(130,160)	$561,212

Capitalized leasing and development payroll	$5,412	$4,835	$577	$5,786
Capitalized interest and debt expense	$8,384	$26,005	$(17,621)	$7,367

(1)

EBITDA represents "Earnings Before Interest, Taxes, Depreciation and Amortization."  We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of the Operating Partnership.  We consider EBITDA a non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA should not be considered a substitute for net income. EBITDA may not be comparable to similarly titled measures employed by other companies.

CONSOLIDATED NET INCOME / EBITDA
(unaudited and in thousands)
	Nine Months Ended September 30,
	2016	2015	Inc (Dec)
Property rentals	$1,410,032	$1,387,458	$22,574
Straight-line rent adjustments	118,960	108,382	10,578
Amortization of acquired below-market leases, net	41,676	45,614	(3,938)
Total rentals	1,570,668	1,541,454	29,214
Tenant expense reimbursements	191,841	196,234	(4,393)
Fee and other income:
BMS cleaning fees	57,760	62,937	(5,177)
Management and leasing fees	16,047	12,511	3,536
Lease termination fees	7,722	8,157	(435)
Other income	23,904	29,393	(5,489)
Total revenues	1,867,942	1,850,686	17,256
Operating expenses	762,313	753,744	8,569
Depreciation and amortization	423,238	402,999	20,239
General and administrative	134,710	133,838	872
Impairment loss and acquisition and transaction related costs	171,994	7,560	164,434
Total expenses	1,492,255	1,298,141	194,114
Operating income	375,687	552,545	(176,858)
Income (loss) from partially owned entities	529	(8,709)	9,238
Income from real estate fund investments	28,750	52,122	(23,372)
Interest and other investment income, net	20,262	19,618	644
Interest and debt expense	(304,430)	(279,110)	(25,320)
Net gain on disposition of wholly owned and partially owned assets	160,225	104,897	55,328
Income before income taxes	281,023	441,363	(160,340)
Income tax (expense) benefit	(9,805)	84,245	(94,050)
Income from continuing operations	271,218	525,608	(254,390)
Income from discontinued operations	6,160	50,278	(44,118)
Net income	277,378	575,886	(298,508)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(26,361)	(38,370)	12,009
Operating Partnership	(11,410)	(28,189)	16,779
Net income attributable to Vornado	239,607	509,327	(269,720)
Net income attributable to noncontrolling interests in the Operating Partnership	11,410	28,189	(16,779)
Interest and debt expense	376,898	348,725	28,173
Depreciation and amortization	521,143	493,904	27,239
Income tax expense (benefit)	13,067	(85,349)	98,416
EBITDA	$1,162,125	$1,294,796	$(132,671)

Capitalized leasing and development payroll	$17,340	$15,220	$2,120
Capitalized interest and debt expense	$24,822	$48,817	$(23,995)

EBITDA BY SEGMENT
(unaudited and in thousands)
	Three Months Ended September 30, 2016
	Total	New York		Washington, DC		Other
Property rentals	$477,215	$314,175		$105,078		$57,962
Straight-line rent adjustments	34,915	23,157		7,459		4,299
Amortization of acquired below-market leases, net	11,868	10,781		339		748
Total rentals	523,998	348,113		112,876		63,009
Tenant expense reimbursements	71,425	54,964		10,468		5,993
Fee and other income:
BMS cleaning fees	20,820	25,250		-		(4,430)
Management and leasing fees	6,644	1,749		4,860		35
Lease termination fees	2,118	1,222		299		597
Other income	8,192	1,571		5,943		678
Total revenues	633,197	432,869		134,446		65,882
Operating expenses	260,826	184,343		50,807		25,676
Depreciation and amortization	138,968	86,563		33,091		19,314
General and administrative	40,442	9,783		6,858		23,801
Acquisition and transaction related costs	3,808	-		-		3,808
Total expenses	444,044	280,689		90,756		72,599
Operating income (loss)	189,153	152,180		43,690		(6,717)
Income (loss) from partially owned entities	4,127	(579)		(452)		5,158
Income from real estate fund investments	1,077	-		-		1,077
Interest and other investment income, net	6,508	1,355		49		5,104
Interest and debt expense	(98,365)	(51,212)		(18,644)		(28,509)
Net gain on disposition of wholly owned and partially owned assets	-	-		-		-
Income (loss) before income taxes	102,500	101,744		24,643		(23,887)
Income tax expense	(4,865)	(2,356)		(302)		(2,207)
Income (loss) from continuing operations	97,635	99,388		24,341		(26,094)
Income from discontinued operations	2,969	-		-		2,969
Net income (loss)	100,604	99,388		24,341		(23,125)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(3,658)	(2,985)		-		(673)
Operating Partnership	(4,366)	-		-		(4,366)
Net income (loss) attributable to Vornado	92,580	96,403		24,341		(28,164)
Net income attributable to noncontrolling interests in the Operating Partnership	4,366	-		-		4,366
Interest and debt expense	122,979	66,314		20,991		35,674
Depreciation and amortization	172,980	111,731		37,123		24,126
Income tax expense	5,102	2,445		310		2,347
EBITDA for the three months ended September 30, 2016	$398,007	$276,893		$82,765		$38,349

EBITDA for the three months ended September 30, 2015	$528,167	$282,390		$182,688		$63,089

EBITDA, as adjusted:
For the three months ended September 30, 2016	$397,458	$276,893	(1)	$82,765	(2)	$37,800	(3)
For the three months ended September 30, 2015	$386,611	$276,715	(1)	$78,683	(2)	$31,213	(3)

See notes on page 16.

EBITDA BY SEGMENT
(unaudited and in thousands)
	Nine Months Ended September 30, 2016
	Total	New York		Washington, DC		Other
Property rentals	$1,410,032	$920,060		$310,610		$179,362
Straight-line rent adjustments	118,960	77,317		20,235		21,408
Amortization of acquired below-market leases, net	41,676	37,590		1,012		3,074
Total rentals	1,570,668	1,034,967		331,857		203,844
Tenant expense reimbursements	191,841	146,858		29,010		15,973
Fee and other income:
BMS cleaning fees	57,760	71,316		-		(13,556)
Management and leasing fees	16,047	5,142		10,787		118
Lease termination fees	7,722	6,388		599		735
Other income	23,904	4,793		17,673		1,438
Total revenues	1,867,942	1,269,464		389,926		208,552
Operating expenses	762,313	533,992		146,755		81,566
Depreciation and amortization	423,238	256,870		106,855		59,513
General and administrative	134,710	27,557		22,117		85,036
Impairment loss ($160,700 for Skyline properties) and acquisition and transaction related costs	171,994	-		160,700		11,294
Total expenses	1,492,255	818,419		436,427		237,409
Operating income (loss)	375,687	451,045		(46,501)		(28,857)
Income (loss) from partially owned entities	529	(5,143)		(5,453)		11,125
Income from real estate fund investments	28,750	-		-		28,750
Interest and other investment income, net	20,262	3,684		141		16,437
Interest and debt expense	(304,430)	(162,193)		(54,396)		(87,841)
Net gain on disposition of wholly owned and partially owned assets	160,225	159,511		-		714
Income (loss) before income taxes	281,023	446,904		(106,209)		(59,672)
Income tax expense	(9,805)	(4,131)		(884)		(4,790)
Income (loss) from continuing operations	271,218	442,773		(107,093)		(64,462)
Income from discontinued operations	6,160	-		-		6,160
Net income (loss)	277,378	442,773		(107,093)		(58,302)
Less net income attributable to noncontrolling interests in:
Consolidated subsidiaries	(26,361)	(9,811)		-		(16,550)
Operating Partnership	(11,410)	-		-		(11,410)
Net income (loss) attributable to Vornado	239,607	432,962		(107,093)		(86,262)
Net income attributable to noncontrolling interests in the Operating Partnership	11,410	-		-		11,410
Interest and debt expense	376,898	208,683		63,038		105,177
Depreciation and amortization	521,143	331,448		119,109		70,586
Income tax expense	13,067	4,424		2,780		5,863
EBITDA for the nine months ended September 30, 2016	$1,162,125	$977,517		$77,834		$106,774

EBITDA for the nine months ended September 30, 2015	$1,294,796	$807,323		$351,579		$135,894

EBITDA, as adjusted:
For the nine months ended September 30, 2016	$1,167,321	$814,886	(1)	$238,534	(2)	$113,901	(3)
For the nine months ended September 30, 2015	$1,127,052	$788,772	(1)	$243,584	(2)	$94,696	(3)

See notes on following page.

NOTES TO EBITDA BY SEGMENT
(unaudited and in thousands)

(1)	The elements of "New York" EBITDA, as adjusted, are summarized below.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
	Office (including BMS EBITDA of $6,508, $5,634, $17,981, and $17,908, respectively)	$159,937	$156,017	$472,791	$463,554
	Retail	95,274	97,080	284,027	263,463
	Residential	6,214	5,495	18,901	16,254
	Alexander's	11,506	10,502	34,880	31,150
	Hotel Pennsylvania	3,962	7,621	4,287	14,351
	Total New York	$276,893	$276,715	$814,886	$788,772

(2)	The elements of "Washington, DC" EBITDA, as adjusted, are summarized below.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
	Office, excluding the Skyline properties	$67,073	$62,278	$191,646	$194,166
	Skyline properties	4,222	5,998	14,177	19,037
	Total Office	71,295	68,276	205,823	213,203
	Residential	11,470	10,407	32,711	30,381
	Total Washington, DC	$82,765	$78,683	$238,534	$243,584

(3)	The elements of "Other" EBITDA, as adjusted, are summarized below.
		Three Months Ended September 30,		Nine Months Ended September 30,
		2016	2015	2016	2015
	Our share of real estate fund investments:
	Income before net realized/unrealized gains and losses	$2,552	$2,594	$6,309	$6,879
	Net realized/unrealized (losses) gains on investments	(2,118)	(922)	3,333	9,542
	Carried interest	373	(49)	4,020	6,248
	Total	807	1,623	13,662	22,669
	theMART (including trade shows)	21,696	19,044	70,689	62,229
	555 California Street	11,405	13,005	35,137	38,237
	India real estate ventures	836	13	2,585	2,229
	Other investments	17,704	13,917	48,875	30,100
		52,448	47,602	170,948	155,464
	Corporate general and administrative expenses(a) (b)	(21,519)	(22,341)	(76,364)	(82,043)
	Investment income and other, net(a)	6,871	5,952	19,317	21,275
	Total Other	$37,800	$31,213	$113,901	$94,696

	(a)

The amounts in these captions (for this table only) exclude the results of the mark-to-market of our deferred compensation plan of $204 of income and $2,577 of loss for the three months ended September 30, 2016 and 2015, respectively, and $2,625 of income and $327 of loss for the nine months ended September 30, 2016 and 2015, respectively.

	(b)

The nine months ended September 30, 2015 includes a cumulative catch up of $4,542 from the acceleration of recognition of compensation expense related to the modification of the 2012-2014 Out-Performance Plans.

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Three Months Ended September 30, 2016
		Total	New York	Washington, DC	Other
Net income (loss) attributable to Vornado		$92,580	$96,403	$24,341	$(28,164)
Net income attributable to noncontrolling interests in the Operating Partnership		4,366	-	-	4,366
Interest and debt expense		122,979	66,314	20,991	35,674
Depreciation and amortization		172,980	111,731	37,123	24,126
Income tax expense		5,102	2,445	310	2,347
EBITDA	(A)	398,007	276,893	82,765	38,349
Items that impact EBITDA:
Acquisition and transaction related costs		(3,808)	-	-	(3,808)
EBITDA from discontinued operations		2,969	-	-	2,969
Net gains on sale of real estate		2,522	-	-	2,522
Real estate impairment loss		(1,134)	-	-	(1,134)
	(B)	549	-	-	549

EBITDA, as adjusted	(A-B)	$397,458	$276,893	$82,765	$37,800

		Three Months Ended September 30, 2015
		Total	New York	Washington, DC	Other
Net income (loss) attributable to Vornado		$219,234	$117,317	$114,252	$(12,335)
Net income attributable to noncontrolling interests in the Operating Partnership		12,704	-	-	12,704
Interest and debt expense		118,977	64,653	20,010	34,314
Depreciation and amortization		174,209	99,206	48,132	26,871
Income tax expense		3,043	1,214	294	1,535
EBITDA	(A)	528,167	282,390	182,688	63,089
Items that impact EBITDA:
Net gains on sale of real estate and residential condominiums		136,190	-	102,404	33,786
EBITDA from discontinued operations and sold properties		9,792	5,675	1,601	2,516
Real estate impairment loss		(2,313)	-	-	(2,313)
Acquisition and transaction related costs		(1,518)	-	-	(1,518)
Other		(595)	-	-	(595)
	(B)	141,556	5,675	104,005	31,876

EBITDA, as adjusted	(A-B)	$386,611	$276,715	$78,683	$31,213

RECONCILIATION OF NET INCOME (LOSS) TO EBITDA TO EBITDA, AS ADJUSTED
(unaudited and in thousands)
		Nine Months Ended September 30, 2016
		Total	New York	Washington, DC	Other
Net income (loss) attributable to Vornado		$239,607	$432,962	$(107,093)	$(86,262)
Net income attributable to noncontrolling interests in the Operating Partnership		11,410	-	-	11,410
Interest and debt expense		376,898	208,683	63,038	105,177
Depreciation and amortization		521,143	331,448	119,109	70,586
Income tax expense		13,067	4,424	2,780	5,863
EBITDA	(A)	1,162,125	977,517	77,834	106,774
Items that impact EBITDA:
Real estate impairment losses		(166,236)	-	(160,700)	(5,536)
Net gains on sale of real estate and residential condominums		163,066	159,511	-	3,555
Acquisition and transaction related costs		(11,319)	-	-	(11,319)
EBITDA from discontinued operations and a sold property		9,293	3,120	-	6,173
	(B)	(5,196)	162,631	(160,700)	(7,127)

EBITDA, as adjusted	(A-B)	$1,167,321	$814,886	$238,534	$113,901

		Nine Months Ended September 30, 2015
		Total	New York	Washington, DC	Other
Net income attributable to Vornado		$509,327	$330,681	$154,335	$24,311
Net income attributable to noncontrolling interests in the Operating Partnership		28,189	-	-	28,189
Interest and debt expense		348,725	184,377	62,413	101,935
Depreciation and amortization		493,904	288,897	136,687	68,320
Income tax (benefit) expense		(85,349)	3,368	(1,856)	(86,861)
EBITDA	(A)	1,294,796	807,323	351,579	135,894
Items that impact EBITDA:
Net gains on sale of real estate and residential condominiums		153,430	-	102,404	51,026
EBITDA from discontinued operations and sold properties		38,544	17,251	5,591	15,702
Real estate impairment losses		(17,375)	-	-	(17,375)
Acquisition and transaction related costs		(7,560)	-	-	(7,560)
Other		705	1,300	-	(595)
	(B)	167,744	18,551	107,995	41,198

EBITDA, as adjusted	(A-B)	$1,127,052	$788,772	$243,584	$94,696

EBITDA, AS ADJUSTED BY SEGMENT AND REGION
(unaudited)

The following tables set forth the percentages of EBITDA, as adjusted by geographic region.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Segment and Region
New York	70%	71%	70%	70%
Washington, DC	21%	21%	21%	22%
theMART, Chicago (included in "Other" segment)	6%	5%	6%	5%
555 California Street, San Francisco (included in "Other" segment)	3%	3%	3%	3%
	100%	100%	100%	100%

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	September 30, 2016	December 31, 2015	(Decrease) Increase
ASSETS
Real estate, at cost:
Land	$4,129,497	$4,164,799	$(35,302)
Buildings and improvements	12,654,086	12,582,671	71,415
Development costs and construction in progress	1,369,953	1,226,637	143,316
Leasehold improvements and equipment	114,026	116,030	(2,004)
Total	18,267,562	18,090,137	177,425
Less accumulated depreciation and amortization	(3,430,832)	(3,418,267)	(12,565)
Real estate, net	14,836,730	14,671,870	164,860
Cash and cash equivalents	1,352,697	1,835,707	(483,010)
Restricted cash	111,941	107,799	4,142
Marketable securities	198,165	150,997	47,168
Tenant and other receivables, net	94,057	98,062	(4,005)
Investments in partially owned entities	1,497,925	1,550,422	(52,497)
Real estate fund investments	519,386	574,761	(55,375)
Receivable arising from the straight-lining of rents, net	1,027,319	931,245	96,074
Deferred leasing costs, net	462,179	480,421	(18,242)
Identified intangible assets, net	201,450	227,901	(26,451)
Assets related to discontinued operations	5,546	37,020	(31,474)
Other assets	551,974	477,088	74,886
Total assets	$20,859,369	$21,143,293	$(283,924)

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$9,867,550	$9,513,713	$353,837
Senior unsecured notes, net	845,223	844,159	1,064
Unsecured revolving credit facilities	115,630	550,000	(434,370)
Unsecured term loan, net	371,835	183,138	188,697
Accounts payable and accrued expenses	461,234	443,955	17,279
Deferred revenue	301,017	346,119	(45,102)
Deferred compensation plan	118,359	117,475	884
Liabilities related to discontinued operations	3,284	12,470	(9,186)
Other liabilities	457,928	426,965	30,963
Total liabilities	12,542,060	12,437,994	104,066
Redeemable noncontrolling interests	1,248,323	1,229,221	19,102
Vornado shareholders' equity	6,315,831	6,697,595	(381,764)
Noncontrolling interests in consolidated subsidiaries	753,155	778,483	(25,328)
Total liabilities, redeemable noncontrolling interests and equity	$20,859,369	$21,143,293	$(283,924)

CAPITAL STRUCTURE
(unaudited and in thousands, except per share and unit amounts)

			September 30, 2016
Debt (contractual balances):
Consolidated debt:
Mortgages payable			$9,968,499
Senior unsecured notes			850,000
Unsecured term loan			375,000
$2.5 Billion unsecured revolving credit facilities			115,630
			11,309,129
Pro rata share of debt of non-consolidated entities
(excluding $1,747,526 of Toys' debt)			2,917,916
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas, 555 California Street, and St. Regis - retail)			(597,265)
			13,629,780

	Shares/Units	Par Value
Perpetual Preferred:
5.00% Preferred Unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% Preferred Units (D-17) (177,100 units @ $25 per unit)			4,428
6.625% Series G Preferred Shares	8,000	$25.00	200,000
6.625% Series I Preferred Shares	10,800	25.00	270,000
5.70% Series K Preferred Shares	12,000	25.00	300,000
5.40% Series L Preferred Shares	12,000	25.00	300,000
			1,075,428

		September 30, 2016
	Converted	Common
	Shares	Share Price
Equity:
Common shares	188,994	$101.21	19,128,083
Class A units	11,515	101.21	1,165,433
Convertible share equivalents:
Equity awards - unit equivalents	766	101.21	77,527
D-13 preferred units	461	101.21	46,658
G1-G4 units	38	101.21	3,846
Series A preferred shares	42	101.21	4,251
			20,425,798

Total Market Capitalization			$35,131,006

DEBT ANALYSIS
(unaudited and in thousands)
	As of September 30, 2016
	Total		Variable		Fixed
		Weighted		Weighted		Weighted
		Average		Average		Average
(Contractual debt balances)	Amount	Interest Rate	Amount	Interest Rate	Amount	Interest Rate
Consolidated debt	$11,309,129	3.34%	$3,773,523	2.25%	$7,535,606	3.88%
Pro rata share of debt of non-consolidated entities:
Toys	1,747,526	7.30%	1,046,564	6.36%	700,962	8.70%
All other	2,917,916	4.05%	1,122,472	2.34%	1,795,444	5.12%
Total	15,974,571	3.90%	5,942,559	2.99%	10,032,012	4.44%
Less: Noncontrolling interests' share of consolidated debt
(primarily 1290 Avenue of the Americas,
555 California Street, and St. Regis - retail)	(597,265)		(137,617)		(459,648)
Company's pro rata share of total debt	$15,377,306	3.91%	$5,804,942	3.01%	$9,572,364	4.46%

	Senior Unsecured Notes
	Due 2019	Due 2022
Maturity Date / Put Date	6/30/2019	1/15/2022
Principal Amount	$450,000	$400,000
Coupon / Effective Economic Interest Rate	2.500% / 2.581%	5.000% / 5.057%
Ratings:
Moody's / S&P / Fitch	Baa2 / BBB / BBB	Baa2 / BBB / BBB

Debt Covenant Ratios:(1)	Senior Unsecured Notes			Unsecured Revolving Credit Facilities		Unsecured Term Loan
		Actual
	Required	Due 2019	Due 2022	Required	Actual	Required	Actual
Total Outstanding Debt / Total Assets(2)	Less than 65%	48%	48%	Less than 60%	34%	Less than 60%	34%
Secured Debt / Total Assets	Less than 50%	41%	41%	Less than 50%	28%	Less than 50%	28%
Interest Coverage Ratio (Annualized Combined
EBITDA to Annualized Interest Expense)	Greater than 1.50	3.22	3.22		N/A		N/A
Fixed Charge Coverage		N/A	N/A	Greater than 1.40	2.82	Greater than 1.40	2.82
Unencumbered Assets / Unsecured Debt	Greater than 150%	664%	664%		N/A		N/A
Unsecured Debt / Cap Value of Unencumbered Assets		N/A	N/A	Less than 60%	12%	Less than 60%	12%
Unencumbered Coverage Ratio		N/A	N/A	Greater than 1.50	14.00	Greater than 1.50	14.00

Unencumbered EBITDA:	Q3 2016
	Annualized
New York	$434,900
Washington, DC	159,976
Other	27,568
Total	$622,444

(1)

Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable.  The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(2)	Total assets includes EBITDA capped at 7.5% under the senior unsecured notes and 6.0% under the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
Skyline properties(2)	04/16		4.51%	$678,000	$-	$-	$-	$-	$-	$678,000
1700 & 1730 M Street	11/16	L+125	1.77%	43,581	-	-	-	-	-	43,581
350 Park Avenue	01/17		3.75%	-	284,319	-	-	-	-	284,319
2011 Crystal Drive	08/17		7.30%	-	75,328	-	-	-	-	75,328
220 20th Street	02/18		4.61%	-	-	68,789	-	-	-	68,789
$1.25 Billion unsecured revolving credit facility	06/18	L+115	-	-	-	-	-	-	-	-
828-850 Madison Avenue Retail Condominium	06/18		5.29%	-	-	80,000	-	-	-	80,000
33-00 Northern Boulevard	10/18		4.43%	-	-	61,034	-	-	-	61,034
Senior unsecured notes due 2019	06/19		2.50%	-	-	-	450,000	-	-	450,000
435 Seventh Avenue - retail	08/19	L+225	2.78%	-	-	-	98,000	-	-	98,000
$1.25 Billion unsecured revolving credit facility	11/19	L+105	1.57%	-	-	-	115,630	-	-	115,630
4 Union Square South - retail	11/19	L+215	2.67%	-	-	-	116,493	-	-	116,493
2200 / 2300 Clarendon Boulevard (Courthouse Plaza)	05/20	L+160	2.11%	-	-	-	-	23,250	-	23,250
150 West 34th Street	06/20	L+225	2.78%	-	-	-	-	205,000	-	205,000
100 West 33rd Street - office and retail	07/20	L+165	2.17%	-	-	-	-	580,000	-	580,000
220 Central Park South	09/20	L+200	2.52%	-	-	-	-	950,000	-	950,000
Unsecured Term Loan	10/20	L+115	1.67%	-	-	-	-	375,000	-	375,000
Eleven Penn Plaza	12/20		3.95%	-	-	-	-	450,000	-	450,000
888 Seventh Avenue	12/20		3.15%	-	-	-	-	375,000	-	375,000
Borgata Land	02/21		5.14%	-	-	-	-	-	56,851	56,851
770 Broadway	03/21		2.56%	-	-	-	-	-	700,000	700,000
909 Third Avenue	05/21		3.91%	-	-	-	-	-	350,000	350,000
606 Broadway	05/21	L+300	3.52%	-	-	-	-	-	22,474	22,474
West End 25	06/21		4.88%	-	-	-	-	-	101,196	101,196
Universal Buildings	08/21	L+190	2.42%	-	-	-	-	-	185,000	185,000
555 California Street	09/21		5.10%	-	-	-	-	-	582,159	582,159
theMART	09/21		2.70%	-	-	-	-	-	675,000	675,000
655 Fifth Avenue	10/21	L+140	1.92%	-	-	-	-	-	140,000	140,000
Two Penn Plaza	12/21	(3)	4.05%	-	-	-	-	-	575,000	575,000
Senior unsecured notes due 2022	01/22		5.00%	-	-	-	-	-	400,000	400,000
1290 Avenue of the Americas	11/22		3.34%	-	-	-	-	-	950,000	950,000
697-703 Fifth Avenue (St. Regis - retail)	12/22	L+180	2.32%	-	-	-	-	-	450,000	450,000
2121 Crystal Drive	03/23		5.51%	-	-	-	-	-	142,227	142,227
666 Fifth Avenue Retail Condominium	03/23		3.61%	-	-	-	-	-	390,000	390,000
2101 L Street	08/24		3.97%	-	-	-	-	-	144,135	144,135

See notes on the following page.

DEBT MATURITIES (CONTRACTUAL BALANCES)
(unaudited and in thousands)
		Spread
	Maturity	over	Interest
Property	Date (1)	LIBOR	Rate	2016	2017	2018	2019	2020	Thereafter	Total
1215 Clark Street, 200 12th Street &
251 18th Street	01/25		7.94%	$-	$-	$-	$-	$-	$91,893	$91,893
RiverHouse Apartments	04/25	L+128	1.81%	-	-	-	-	-	307,710	307,710
Other	Various		4.51%	16,060	-	-	-	-	-	16,060

Total consolidated debt (contractual)				$737,641	$359,647	$209,823	$780,123	$2,958,250	$6,263,645	$11,309,129

Weighted average rate				4.35%	4.49%	4.82%	2.42%	2.66%	3.53%	3.34%

Fixed rate debt				$694,060	$359,647	$209,823	$450,000	$825,000	$4,997,076	$7,535,606
Fixed weighted average rate expiring				4.51%	4.49%	4.82%	2.50%	3.59%	3.88%	3.88%

Floating rate debt				$43,581	$-	$-	$330,123	$2,133,250	$1,266,569	$3,773,523
Floating weighted average rate expiring				1.77%	-	-	2.32%	2.30%	2.17%	2.25%

(1)				Represents the extended maturity for certain loans in which we have the unilateral right to extend.
(2)

On March 15, 2016, we notified the servicer of the $678,000 non-recourse mortgage loan on the Skyline properties in Virginia that cash flow will be insufficient to service the debt and pay other property related costs and expenses and that we were not willing to fund additional cash shortfalls.  Accordingly, at our request, the loan has been transferred to the special servicer.  Consequently, based on our shortened estimated holding period for the underlying assets, we concluded that the excess of carrying amount over our estimate of fair value was not recoverable and recognized a $160,700 non-cash impairment loss in the first quarter of 2016.  The Company’s estimate of fair value was derived from a discounted cash flow model based upon market conditions and expectations of growth and utilized unobservable quantitative inputs including a capitalization rate of 8.0% and a discount rate of 8.2%.  In the second quarter of 2016, cash flow became insufficient to service the debt and we ceased making debt service payments.  Pursuant to the loan agreement, the loan is in default, causing the loan to be immediately due and payable, and is subject to incremental default interest which increased the weighted average interest rate from 2.97% to 4.51% while the outstanding balance remains unpaid. For the three and nine months ended September 30, 2016, we accrued $2,632 and $5,343 of default interest expense, respectively.  We continue to negotiate with the special servicer. There can be no assurance as to the timing or ultimate resolution of this matter.

(3)

Pursuant to an existing swap agreement, $414,000 of the loan bears interest at a fixed rate of 4.78% through March 2018, and the balance of $161,000 floats through March 2018. The entire $575,000 will float thereafter for the duration of the loan.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)
			As of September 30, 2016
				Contractual Debt Balances
		Percentage	Company's	Company's
	Asset	Ownership at	Carrying	Pro rata	100% of
Joint Venture Name	Category	September 30, 2016	Amount	Share	Joint Venture
Alexander's, Inc.	Office/Retail	32.4%	$130,485	$342,478	$1,057,032

Pennsylvania Real Estate Investment Trust (“PREIT”)	REIT	8.0%	124,300	138,325	1,721,880

India real estate ventures	Office/Land	4.1% to 36.5%	44,671	47,541	190,162

Urban Edge Properties (“UE”)	REIT	5.4%	25,817	65,615	1,214,289

Partially owned office buildings:
280 Park Avenue	Office	50.0%	273,122	450,000	900,000
One Park Avenue	Office	55.0%	121,792	165,000	300,000
650 Madison Avenue	Office/Retail	20.1%	119,310	161,024	800,000
512 West 22nd Street	Office	55.0%	63,755	31,131	56,601
666 Fifth Avenue Office Condominium	Office	49.5%	62,184	676,930	1,367,536
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	46,189	19,544	38,770
West 57th Street properties	Office	50.0%	43,018	9,939	19,878
Warner Building	Office	55.0%	37,099	150,150	273,000
330 Madison Avenue	Office	25.0%	28,754	37,500	150,000
825 Seventh Avenue	Office	50.0%	4,199	10,250	20,500
1101 17th Street	Office	55.0%	(3,234)	17,050	31,000
Fairfax Square	Office	20.0%	1,452	18,000	90,000
Other	Office	Various	13,422	17,465	50,150

Other investments:
Independence Plaza	Residential	50.1%	147,464	275,550	550,000
Toys "R" Us, Inc.	Retailer	32.5%	-	1,747,526	5,377,002
Other	Various	Various	214,126	125,424	726,778
			$1,497,925	$4,506,442	$14,934,578

7 West 34th Street(1)	Office/Retail	53.0%	$(41,439)	$159,000	$300,000

(1)	Our negative basis results from a $43,813 deferred gain from the sale of a 47.0% ownership interest in the property and is included in "other liabilities" on our consolidated balance sheet.

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

	Percentage	Our Share of Net (Loss) Income for the		Our Share of EBITDA for the
	Ownership at	Three Months Ended September 30,		Three Months Ended September 30,
	September 30, 2016	2016	2015	2016	2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(11,706)	$(9,476)	$6,864	$6,162
Alexander's, Inc.	32.4%	6,891	5,716	11,506	10,502
330 Madison Avenue	25.0%	1,440	1,542	2,385	2,448
650 Madison Avenue (retail under development)	20.1%	(1,319)	5,967	2,231	10,196
7 West 34th Street	53.0%	1,252	-	3,447	-
Independence Plaza	50.1%	1,184	(1,491)	5,439	4,996
One Park Avenue	55.0%	829	952	3,564	3,911
825 Seventh Avenue	50.0%	694	669	855	825
280 Park Avenue	50.0%	(102)	727	7,917	7,663
West 57th Street properties (partially under development)	50.0%	12	(63)	307	266
Other	Various	246	(533)	2,529	895
		(579)	4,010	47,044	47,864

Washington, DC:
Rosslyn Plaza	43.7% to 50.4%	(1,002)	(778)	943	1,088
1101 17th Street	55.0%	440	299	863	748
Fairfax Square	20.0%	(85)	(45)	363	411
Warner Building	55.0%	80	(1,712)	2,658	2,222
Other	Various	115	327	1,108	1,227
		(452)	(1,909)	5,935	5,696

Other:
UE	5.4%	2,158	1,400	3,567	2,923
Alexander's corporate fee income	32.4%	1,894	1,828	1,894	1,828
India real estate ventures	4.1% to 36.5%	(917)	(1,704)	836	13
PREIT	8.0%	52	(3,481)	4,748	1,545
Other	Various	1,971	(469)	10,435	6,663
		5,158	(2,426)	21,480	12,972

		$4,127	$(325)	$74,459	$66,532

UNCONSOLIDATED JOINT VENTURES
(unaudited and in thousands)

Percentage	Our Share of Net (Loss) Income for the	Our Share of EBITDA for the
Ownership at	Nine Months Ended September 30,	Nine Months Ended September 30,
September 30, 2016	2016	2015	2016	2015
Joint Venture Name
New York:
666 Fifth Avenue Office Condominium	49.5%	$(33,663)	$(27,370)	$21,505	$18,814
Alexander's, Inc.	32.4%	20,640	16,757	34,880	31,150
330 Madison Avenue	25.0%	4,593	4,560	7,404	7,527
280 Park Avenue	50.0%	(4,127)	500	23,734	20,342
Independence Plaza	50.1%	4,079	(4,582)	16,559	14,921
650 Madison Avenue (retail under development)	20.1%	(3,810)	9,940	6,781	21,722
One Park Avenue	55.0%	2,514	2,364	10,824	12,281
825 Seventh Avenue	50.0%	2,085	2,088	2,567	2,515
7 West 34th Street	53.0%	1,723	-	4,783	-
West 57th Street properties (partially under development)	50.0%	56	(2,379)	966	517
Other	Various	767	(355)	8,096	3,072
(5,143)	1,523	138,099	132,861

Washington, DC:
Rosslyn Plaza	43.7% to 50.4%	(2,767)	(2,293)	3,046	3,340
Warner Building	55.0%	(2,577)	(5,401)	7,040	6,423
1101 17th Street	55.0%	(563)	3,076	2,535	2,308
Fairfax Square	20.0%	(318)	(61)	1,046	1,291
Other	Various	772	1,096	3,672	3,811
(5,453)	(3,583)	17,339	17,173

Other:
Alexander's corporate fee income	32.4%	5,307	5,801	5,307	5,801
PREIT	8.0%	(4,763)	(3,845)	10,378	1,545
UE	5.4%	4,523	2,888	9,010	5,753
India real estate ventures	4.1% to 36.5%	(3,537)	(18,380)	2,585	(12,577)
Other	Various	9,595	6,887	26,272	26,202
11,125	(6,649)	53,552	26,724

$529	$(8,709)	$208,990	$176,758

SQUARE FOOTAGE in service
(unaudited and square feet in thousands)
		Owned by Company
	Total
	Portfolio	Total	Office	Retail	Showroom	Other
Segment:
New York:
Office	20,219	16,956	16,773	-	183	-
Retail	2,697	2,476	-	2,476	-	-
Residential - 1,690 units	1,559	826	-	-	-	826
Alexander's (32.4% interest),
including 312 residential units	2,437	790	288	419	-	83
Hotel Pennsylvania	1,400	1,400	-	-	-	1,400
	28,312	22,448	17,061	2,895	183	2,309

Washington, DC:
Office, excluding the Skyline properties	12,875	10,450	9,677	773	-	-
Skyline properties	2,649	2,649	2,594	55	-	-
Total Office	15,524	13,099	12,271	828	-	-
Residential - 3,058 units	3,164	3,022	-	43	-	2,979
Other	330	330	-	9	-	321
	19,018	16,451	12,271	880	-	3,300

Other:
theMART	3,665	3,656	1,927	98	1,631	-
555 California Street (70% interest)	1,736	1,215	1,122	93	-	-
Other	784	784	-	784	-	-
	6,185	5,655	3,049	975	1,631	-

Total square feet at September 30, 2016	53,515	44,554	32,381	4,750	1,814	5,609

Total square feet at June 30, 2016	53,410	44,473	32,441	4,706	1,815	5,511

			Number of	Number of
Parking Garages (not included above):		Square Feet	Garages	Spaces
New York		1,686	11	4,970
Washington, DC		9,018	54	29,897
theMART		558	4	1,664
555 California Street		168	1	453
Total at September 30, 2016		11,430	70	36,984

TOP 30 TENANTS
(unaudited)

		Annualized
	Square	Revenues(1)	% of Annualized
Tenants (consolidated properties only)	Footage(1)	(in thousands)	Revenues
U.S. Government	4,281,187	$143,714	5.7%
IPG and affiliates	923,896	56,041	2.2%
Swatch Group USA	32,374	47,760	1.9%
AXA Equitable Life Insurance	480,923	45,112	1.8%
Macy's	646,434	37,797	1.5%
Victoria's Secret	63,779	32,000	1.3%
Facebook	355,370	31,603	1.2%
Neuberger Berman Group LLC	411,893	31,066	1.2%
AOL (Verizon)	327,138	29,897	1.2%
Ziff Brothers Investments, Inc.	287,030	28,993	1.1%
McGraw-Hill Companies, Inc.	479,557	27,920	1.1%
J. Crew	310,233	23,062	0.9%
The City of New York	549,088	22,458	0.9%
AMC Networks, Inc.	393,470	22,300	0.9%
Topshop	94,349	22,286	0.9%
Bank of America	320,930	22,284	0.9%
Fast Retailing (Uniqlo)	90,732	21,949	0.9%
Madison Square Garden	353,134	21,725	0.9%
Forever 21	127,779	21,624	0.9%
Motorola Mobility (guaranteed by Google)	609,071	21,458	0.8%
Cushman & Wakefield	224,928	19,216	0.8%
JCPenney	426,370	18,707	0.7%
Hollister	21,741	18,705	0.7%
Bryan Cave LLP	213,947	17,139	0.7%
PricewaterhouseCoopers LLP	243,434	16,884	0.7%
Family Health International	320,791	15,121	0.6%
Lockheed Martin	312,754	14,798	0.6%
Alston & Bird LLP	163,883	13,569	0.5%
Sears Holding Company (Kmart Corporation and Sears Corporation)	286,705	13,390	0.5%
New York & Company, Inc.	197,154	13,167	0.5%

(1) Includes leases not yet commenced.

LEASE EXPIRATIONS
NEW YORK SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	27,000	$1,877,000	$69.52	0.2%

	Fourth Quarter 2016	113,000	8,064,000	71.36	0.8%
	First Quarter 2017	114,000	8,879,000	77.89	0.8%
	Second Quarter 2017	218,000	13,085,000	60.02	1.2%
	Third Quarter 2017	171,000	9,248,000	54.08	0.9%
	Fourth Quarter 2017	96,000	6,585,000	68.59	0.6%
	Total 2017	599,000	37,797,000	63.10	3.5%
	2018	1,187,000	90,181,000	75.97	8.5%
	2019	852,000	58,161,000	68.26	5.5%
	2020	1,389,000	91,694,000	66.01	8.6%
	2021	1,208,000	84,005,000	69.54	7.9%
	2022	703,000	41,206,000	58.61	3.9%
	2023	1,705,000	129,496,000	75.95	12.2%
	2024	1,208,000	92,566,000	76.63	8.7%
	2025	734,000	52,334,000	71.30	4.9%
	2026	1,306,000	93,042,000	71.24	8.7%

Retail:	Month to Month	32,000	$2,268,000	$70.88	0.5%

	Fourth Quarter 2016	45,000	10,673,000	237.18	2.5%
	First Quarter 2017	26,000	7,907,000	304.12	1.9%
	Second Quarter 2017	7,000	4,967,000	709.57	1.2%
	Third Quarter 2017	1,000	512,000	512.00	0.1%
	Fourth Quarter 2017	11,000	2,195,000	199.55	0.5%
	Total 2017	45,000	15,581,000	346.24	3.7%
	2018	157,000	42,180,000	268.66	9.9%
	2019	202,000	34,037,000	168.50	8.0%
	2020	72,000	10,837,000	150.51	2.5%
	2021	56,000	10,733,000	191.66	2.5%
	2022	33,000	3,834,000	116.18	0.9%
	2023	81,000	20,379,000	251.59	4.8%
	2024	150,000	59,682,000	397.88	14.0%
	2025	38,000	19,042,000	501.11	4.5%
	2026	136,000	41,994,000	308.78	9.9%

LEASE EXPIRATIONS
WASHINGTON, DC SEGMENT
(unaudited)
		Our share of
		Square Feet	Weighted Average Annual		Percentage of
	Year of Lease	of Expiring	Rent of Expiring Leases		Annualized
	Expiration	Leases	Total	Per Sq. Ft.	Escalated Rent
Office:	Month to Month	153,000	$5,546,000	$36.25	1.3%

	Fourth Quarter 2016	420,000	17,496,000	41.66	4.2%
	First Quarter 2017	157,000	5,710,000	36.37	1.4%
	Second Quarter 2017	163,000	6,802,000	41.73	1.6%
	Third Quarter 2017	529,000	20,582,000	38.91	4.9%
	Fourth Quarter 2017	123,000	5,338,000	43.40	1.3%
	Total 2017	972,000	38,432,000	39.54	9.2%
	2018	1,087,000	47,101,000	43.33	11.2%
	2019	1,516,000	64,410,000	42.49	15.3%
	2020	956,000	45,593,000	47.69	10.8%
	2021	778,000	34,457,000	44.29	8.2%
	2022	1,132,000	50,924,000	44.99	12.1%
	2023	211,000	9,777,000	46.34	2.3%
	2024	457,000	18,396,000	40.25	4.4%
	2025	334,000	13,136,000	39.33	3.1%
	2026	226,000	10,237,000	45.30	2.4%

LEASING ACTIVITY
(unaudited)

The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Three Months Ended September 30, 2016
Total square feet leased	335	7	177
Our share of square feet leased:	308	7	138
Initial rent (1)	$68.11	$338.50	$40.62
Weighted average lease term (years)	6.5	8.4	5.0
Second generation relet space:
Square feet	278	7	92
GAAP basis:
Straight-line rent (2)	$65.87	$335.58	$43.75
Prior straight-line rent	$61.48	$198.36	$45.96
Percentage increase (decrease)	7.1%	69.2%	(4.8%)
Cash basis:
Initial rent (1)	$67.29	$308.11	$43.75
Prior escalated rent	$63.39	$200.80	$48.75
Percentage increase (decrease)	6.2%	53.4%	(10.3%)
Tenant improvements and leasing commissions:
Per square foot	$49.49	$103.45	$37.86
Per square foot per annum	$7.61	$12.32	$7.57
Percentage of initial rent	11.2%	3.6%	18.6%

See notes on page 34.

LEASING ACTIVITY
(unaudited)

	New York Office
(square feet in thousands)		Long Island City	New York	Washington, DC
	Manhattan	(Center Building)	Retail	Office
Nine Months Ended September 30, 2016
Total square feet leased	1,330	285	101	1,098
Our share of square feet leased:	1,109	285	80	1,039
Initial rent (1)	$79.23	$40.10	$206.71	$40.05
Weighted average lease term (years)	9.9	5.8	9.0	4.1
Second generation relet space:
Square feet	1,024	285	62	800
GAAP basis:
Straight-line rent (2)	$78.72	$38.68	$208.06	$37.92
Prior straight-line rent	$64.12	$28.69	$166.36	$39.67
Percentage increase (decrease)	22.8%	34.8%	25.1%	(4.4%)
Cash basis:
Initial rent (1)	$78.79	$40.10	$198.28	$40.80
Prior escalated rent	$66.50	$30.53	$174.08	$42.93
Percentage increase (decrease)	18.5%	31.4%	13.9%	(5.0%)
Tenant improvements and leasing commissions:
Per square foot	$72.47	$18.47	$105.45	$18.55
Per square foot per annum	$7.32	$3.18	$11.72	$4.52
Percentage of initial rent	9.2%	7.9%	5.7%	11.3%

See notes on the following page.

LEASING ACTIVITY
(unaudited)

(square feet in thousands)	New York		Washington, DC
	Office	Retail	Office
Year Ended December 31, 2015
Total square feet leased	2,276	91	1,987
Our share of square feet leased:	1,838	82	1,847
Initial rent (1)	$78.55	$917.59	$40.20
Weighted average lease term (years)	9.2	13.7	8.6
Second generation relet space:
Square feet	1,297	74	1,322
GAAP basis:
Straight-line rent (2)	$77.03	$1,056.66	$39.57
Prior straight-line rent	$62.73	$529.31	$43.08
Percentage increase (decrease)	22.8%	99.6%	(8.2%)
Cash basis:
Initial rent (1)	$78.89	$907.49	$40.12
Prior escalated rent	$66.21	$364.56	$43.99
Percentage increase (decrease)	19.1%	148.9%	(8.8%)
Tenant improvements and leasing commissions:
Per square foot	$69.36	$688.42	$55.14
Per square foot per annum	$7.54	$50.25	$6.41
Percentage of initial rent	9.6%	5.5%	15.9%

(1)

Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents.  Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases, and includes the effect of free rent and periodic step-ups in rent.

OCCUPANCY, SAME STORE EBITDA AND RESIDENTIAL STATISTICS
(unaudited)

Occupancy and Same Store EBITDA:				New York	Washington, DC
Occupancy rate at:
	September 30, 2016			95.8%	83.9% (1)
	June 30, 2016			96.0%	84.0% (1)
	December 31, 2015			96.4%	84.8% (1)
	September 30, 2015			96.2%	84.7% (1)

Same store EBITDA % increase (decrease):
	Three months ended September 30, 2016 vs. September 30, 2015			4.9% (2)	5.2%
	Nine months ended September 30, 2016 vs. September 30, 2015			5.7% (3)	0.7%
	Three months ended September 30, 2016 vs. June 30, 2016			(1.4%)(4)	1.2%

Cash basis same store EBITDA % increase:
	Three months ended September 30, 2016 vs. September 30, 2015			9.6% (2)	6.7%
	Nine months ended September 30, 2016 vs. September 30, 2015			5.6% (3)	0.8%
	Three months ended September 30, 2016 vs. June 30, 2016			1.3% (4)	1.9%

(1)	Office occupancy rates for the Washington, DC segment, including and excluding the Skyline properties, were as follows:

		Including	Excluding
		Skyline Properties	Skyline Properties
	September 30, 2016	80.6%	89.1%
	June 30, 2016	80.7%	89.2%
	December 31, 2015	82.1%	90.0%
	September 30, 2015	82.2%	89.8%

(2)	Excluding Hotel Pennsylvania, same store EBITDA increased by 6.5% and by 11.7% on a cash basis.
(3)	Excluding Hotel Pennsylvania, same store EBITDA increased by 7.2% and by 7.3% on a cash basis.
(4)	Excluding Hotel Pennsylvania, same store EBITDA decreased by 1.5% and increased by 1.2% on a cash basis.

Residential Statistics:	Number of Units		Average Monthly
	(in service)	Occupancy Rate	Rent Per Unit
New York:
September 30, 2016(1)	2,002	96.1%	$3,506
June 30, 2016	1,698	94.8%	$3,555
December 31, 2015	1,711	95.0%	$3,509
September 30, 2015	1,677	95.3%	$3,390

Washington, DC:
September 30, 2016	3,058	98.1%	$2,122
June 30, 2016	2,889	98.2%	$2,086
December 31, 2015	2,630	96.4%	$2,068
September 30, 2015	2,630	95.6%	$2,105

(1)	Includes The Alexander (32.4% ownership) from the date of stabilization in the third quarter 2016.

DEVELOPMENT / REDEVELOPMENT SUMMARY
(unaudited and in thousands, except square feet)
			As of September 30, 2016
			(At Vornado's Ownership Interest)

									Full
		Property	Excluding Land Costs						Quarter
		Rentable	Incremental	Amount		%		Initial	Stabilized
Current Projects:	Segment	Sq. Ft.	Budget	Expended		Complete	Start	Occupancy	Operations
220 Central Park South - residential condominiums	Other	397,000	$1,300,000	$534,920	(1)	41.1%	Q3 2012	N/A	N/A
90 Park Avenue - substantial renovation	New York	956,000	81,000	70,014		86.4%	Q3 2014	N/A	N/A	(2)
512 W 22nd Street (55.0% interest)	New York	173,000	72,000	13,356	(3)	18.6%	Q4 2015	Q1 2018	Q1 2020
61 Ninth Avenue (45.1% interest)	New York	167,000	68,000	11,802	(4)	17.4%	Q1 2016	Q1 2018	Q1 2020
606 Broadway (50.0% interest)	New York	33,000	30,000	8,191	(5)	27.3%	Q2 2016	Q1 2019	Q2 2020
The Bartlett - rental residential / retail	Washington, DC	621,000	250,000	219,153	(6)	87.7%	Q3 2013	Q2 2016	Q3 2017
Total current projects				$857,436
		Property
		Zoning
Future Opportunities:	Segment	Sq. Ft.
Penn Plaza District - multiple opportunities - office / residential / retail	New York	TBD
Hotel Pennsylvania - mixed use	New York	2,052,000
260 Eleventh Avenue - office	New York	300,000
1770 Crystal Drive - office	Washington, DC	270,000
Square Block - retail	Washington, DC	300,000
2121 Crystal Drive - retail	Washington, DC	25,000
1150 17th Street and 1726 M Street (1700 M Street) - office	Washington, DC	335,000
1851 South Bell St (1900 Crystal Drive) - office / rental residential (515 units) / retail	Washington, DC	815,000
223 23rd Street - rental residential (1,000 units) / retail	Washington, DC	937,000
RiverHouse Apartments - rental residential (934 units)	Washington, DC	800,000
Commerce Metro - office / rental residential (500 units)	Washington, DC	825,000
Rosslyn Plaza (46.0% interest) - office / rental residential (333 units) / retail	Washington, DC	1,050,000

Undeveloped Land:
29, 31, 33 West 57th Street (50.0% interest)	New York	150,000
Metropolitan Park 6, 7 & 8 - rental residential (1,403 units) / retail	Washington, DC	1,144,000
PenPlace - office / hotel / rental residential (300 units)	Washington, DC	1,381,000
Square 649	Washington, DC	675,000
527 West Kinzie, Chicago	Other	330,000
Total undeveloped land		3,680,000

(1)			Excludes land and acquisition costs of $496,390 ($589,500 on an economic basis). Delivery of condo units is expected to commence in mid-2018.
(2)			Substantial renovation of 90 Park Avenue was completed in Q2 2016.
(3)	Excludes land and acquisition costs of $57,000.
(4)	The building is subject to a ground lease which expires in 2115.
(5)			Excludes land and acquisition costs of $22,703.
(6)			Excludes land and acquisition costs of $41,687. Includes the 40,000 square foot Whole Foods Market at the base of the building which was placed into service in the fourth quarter of 2015.

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

CONSOLIDATED
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$68,381	$125,215	$107,728
Tenant improvements	62,556	153,696	205,037
Leasing commissions	30,462	50,081	79,636
Non-recurring capital expenditures	27,503	116,875	122,330
Total capital expenditures and leasing commissions (accrual basis)	188,902	445,867	514,731
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	199,260	156,753	140,490
Expenditures to be made in future periods for the current period	(80,348)	(222,469)	(313,746)
Total capital expenditures and leasing commissions (cash basis)	$307,814	$380,151	$341,475

Our share of square feet leased	2,513	3,767	5,204
Tenant improvements and leasing commissions per square foot per annum	$6.42	$8.43	$6.53
Percentage of initial rent	10.2%	10.8%	10.3%

Development and redevelopment expenditures:
220 Central Park South	$213,170	$158,014	$78,059
The Bartlett	62,093	103,878	38,163
90 Park Avenue	28,288	29,937	8,910
640 Fifth Avenue	23,415	17,899	440
theMART	21,613	588	3,066
2221 South Clark Street (residential conversion)	14,408	23,711	3,481
Penn Plaza	10,195	17,701	4,009
Wayne Towne Center	7,910	20,633	19,740
330 West 34th Street	3,968	32,613	41,592
Marriott Marquis Times Square - retail and signage	3,291	21,929	112,390
Other	38,290	63,916	234,337
	$426,641	$490,819	$544,187

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

NEW YORK SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$39,001	$57,752	$48,518
Tenant improvements	48,175	68,869	143,007
Leasing commissions	26,214	35,099	66,369
Non-recurring capital expenditures	20,224	81,240	64,423
Total capital expenditures and leasing commissions (accrual basis)	133,614	242,960	322,317
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	100,542	93,105	67,577
Expenditures to be made in future periods for the current period	(63,919)	(118,911)	(205,258)
Total capital expenditures and leasing commissions (cash basis)	$170,237	$217,154	$184,636

Our share of square feet leased	1,474	1,920	3,530
Tenant improvements and leasing commissions per square foot per annum	$7.02	$10.20	$6.82
Percentage of initial rent	8.9%	8.9%	9.1%

Development and redevelopment expenditures:
90 Park Avenue	$28,288	$29,937	$8,910
640 Fifth Avenue	23,415	17,899	440
Penn Plaza	10,195	17,701	4,009
330 West 34th Street	3,968	32,613	41,592
Marriott Marquis Times Square - retail and signage	3,291	21,929	112,390
Other	4,874	8,100	46,465
	$74,031	$128,179	$213,806

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

WASHINGTON, DC SEGMENT
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$14,080	$25,589	$23,425
Tenant improvements	8,638	51,497	37,842
Leasing commissions	2,943	6,761	5,857
Non-recurring capital expenditures	6,052	34,428	37,798
Total capital expenditures and leasing commissions (accrual basis)	31,713	118,275	104,922
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	64,174	35,805	45,084
Expenditures to be made in future periods for the current period	(13,550)	(73,227)	(63,283)
Total capital expenditures and leasing commissions (cash basis)	$82,337	$80,853	$86,723

Our share of square feet leased	1,039	1,847	1,674
Tenant improvements and leasing commissions per square foot per annum	$4.52	$6.41	$5.70
Percentage of initial rent	11.3%	15.9%	14.8%

Development and redevelopment expenditures:
The Bartlett	$62,093	$103,878	$38,163
2221 South Clark Street (residential conversion)	14,408	23,711	3,481
Other	31,754	40,696	42,001
	$108,255	$168,285	$83,645

CAPITAL EXPENDITURES,
TENANT IMPROVEMENTS AND LEASING COMMISSIONS

OTHER
(unaudited and in thousands)
	Nine Months Ended	Year Ended December 31,
	September 30, 2016	2015	2014
Capital expenditures (accrual basis):
Expenditures to maintain assets	$15,300	$41,874	$35,785
Tenant improvements	5,743	33,330	24,188
Leasing commissions	1,305	8,221	7,410
Non-recurring capital expenditures	1,227	1,207	20,109
Total capital expenditures and leasing commissions (accrual basis)	23,575	84,632	87,492
Adjustments to reconcile to cash basis:
Expenditures in the current year applicable to prior periods	34,544	27,843	27,829
Expenditures to be made in future periods for the current period	(2,879)	(30,331)	(45,205)
Total capital expenditures and leasing commissions (cash basis)	$55,240	$82,144	$70,116

Development and redevelopment expenditures:
220 Central Park South	$213,170	$158,014	$78,059
theMART	21,613	588	3,066
Wayne Towne Center	7,910	20,633	19,740
Other	1,662	15,120	145,871
	$244,355	$194,355	$246,736

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK:
Penn Plaza:
One Penn Plaza								Cisco, Lion Resources,
(ground leased through 2098)								Parsons Brinckerhoff, Symantec Corporation,
-Office	100.0%	90.5%	$61.59	2,251,000	2,251,000	-		United Health Care, URS Corporation Group Counseling,
								Bank of America, Kmart Corporation,
-Retail	100.0%	96.3%	126.08	271,000	271,000	-		Shake Shack, Starbucks
	100.0%	91.1%	68.52	2,522,000	2,522,000	-	$-

Two Penn Plaza								EMC, Information Builders, Inc.,
-Office	100.0%	99.8%	56.85	1,582,000	1,582,000	-		Madison Square Garden, McGraw-Hill Companies, Inc.
-Retail	100.0%	69.7%	234.37	49,000	49,000	-		Chase Manhattan Bank
	100.0%	98.9%	62.18	1,631,000	1,631,000	-	575,000

Eleven Penn Plaza
-Office	100.0%	99.5%	58.42	1,115,000	1,115,000	-		Macy's, Madison Square Garden, AMC Networks, Inc.
								PNC Bank National Association, Starbucks,
-Retail	100.0%	85.2%	145.56	36,000	36,000	-		Madison Square Garden
	100.0%	99.1%	61.14	1,151,000	1,151,000	-	450,000

100 West 33rd Street
-Office	100.0%	98.2%	61.73	855,000	855,000	-	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	99.2%	132.54	256,000	256,000	-	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(ground leased through 2149 -
34.8% ownership interest in the land)								New York & Company, Inc., Structure Tone
-Office	100.0%	87.4%	59.21	700,000	700,000	-		Deutsch, Inc., Yodle, Inc., Footlocker
-Retail	100.0%	81.4%	100.00	18,000	18,000	-
	100.0%	87.3%	59.21	718,000	718,000	-	50,150

435 Seventh Avenue
-Retail	100.0%	100.0%	284.70	43,000	43,000	-	98,000	Hennes & Mauritz

7 West 34th Street
-Office	53.0%	100.0%	62.80	458,000	458,000	-		Amazon
-Retail	53.0%	100.0%	272.68	21,000	21,000	-		Amazon
	53.0%	100.0%	72.00	479,000	479,000	-	300,000

484 Eighth Avenue
-Retail	100.0%	-	-	16,000	-	16,000	-

431 Seventh Avenue
-Retail	100.0%	100.0%	255.02	10,000	10,000	-	-

488 Eighth Avenue
-Retail	100.0%	100.0%	77.59	6,000	6,000	-	-

267 West 34th Street
-Retail	100.0%	100.0%	171.15	6,000	6,000	-	-

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted		Square Feet
			Average				Under Development
	%	%	Annual Rent		Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)		Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Penn Plaza (Continued):
138-142 West 32nd Street
-Retail	100.0%	67.4%	$94.25		8,000	8,000	-	$-

150 West 34th Street
-Retail	100.0%	100.0%	70.19		78,000	78,000	-	205,000	Old Navy

137 West 33rd Street
-Retail	100.0%	100.0%	93.20		3,000	3,000	-	-

265 West 34th Street
-Retail	100.0%	100.0%	491.00		3,000	3,000	-	-

131-135 West 33rd Street
-Retail	100.0%	100.0%	39.03		23,000	23,000	-	-

486 Eighth Avenue
-Retail	100.0%	-	-		3,000	-	3,000	-

Total Penn Plaza					7,811,000	7,792,000	19,000	2,258,150

Midtown East:
909 Third Avenue									IPG and affiliates, Forest Laboratories,
(ground leased through 2063)									Geller & Company, Morrison Cohen LLP, Robeco USA Inc.,
-Office	100.0%	100.0%	57.49	(2)	1,346,000	1,346,000	-	350,000	United States Post Office, The Procter & Gamble Distributing LLC

150 East 58th Street
-Office	100.0%	98.2%	71.46		542,000	542,000	-		Castle Harlan, Tournesol Realty LLC. (Peter Marino),
-Retail	100.0%	100.0%	172.34		2,000	2,000	-		Various showroom tenants
	100.0%	98.2%	71.83		544,000	544,000	-	-

715 Lexington Avenue
-Retail	100.0%	100.0%	250.55		23,000	23,000	-	-	New York & Company, Inc., Zales, Jonathan Adler

966 Third Avenue
-Retail	100.0%	100.0%	91.09		7,000	7,000	-	-	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	262.96		6,000	6,000	-	-	Capital One Financial Corporation

Total Midtown East					1,926,000	1,926,000	-	350,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Midtown West:
888 Seventh Avenue								TPG-Axon Capital, Lone Star US Acquisitions LLC,
(ground leased through 2067)								Pershing Square Capital Management,
-Office	100.0%	91.2%	$92.89	870,000	870,000	-		Vornado Executive Headquarters
-Retail	100.0%	100.0%	253.00	15,000	15,000	-		Redeye Grill L.P.
	100.0%	91.3%	95.60	885,000	885,000	-	$375,000

57th Street - 2 buildings
-Office	50.0%	92.7%	55.99	81,000	81,000	-	19,878	Various
-Retail	50.0%	100.0%	126.41	22,000	22,000	-	-
	50.0%	94.3%	71.03	103,000	103,000	-	19,878

825 Seventh Avenue
-Office	50.0%	100.0%	78.70	165,000	165,000	-	20,500	Young & Rubicam
-Retail	100.0%	100.0%	269.02	4,000	4,000	-	-	Lindy's
	51.2%	100.0%	83.20	169,000	169,000	-	20,500

Total Midtown West				1,157,000	1,157,000	-	415,378

Park Avenue:
280 Park Avenue								Cohen & Steers Inc., GIC Inc, Franklin Templeton Co. LLC,
-Office	50.0%	87.6%	98.33	1,222,000	1,222,000	-		PJT Partners, Investcorp International Inc.
-Retail	50.0%	100.0%	94.24	26,000	26,000	-		Scottrade Inc., Starbucks, The Four Seasons Restaurant
	50.0%	87.8%	98.24	1,248,000	1,248,000	-	900,000

350 Park Avenue								Kissinger Associates Inc., Ziff Brothers Investment Inc.,
-Office	100.0%	100.0%	100.15	554,000	554,000	-		MFA Financial Inc., M&T Bank
-Retail	100.0%	100.0%	211.54	17,000	17,000	-		Fidelity Investment, AT&T Wireless, Valley National Bank
	100.0%	100.0%	103.46	571,000	571,000	-	284,319

Total Park Avenue				1,819,000	1,819,000	-	1,184,319

Grand Central:
90 Park Avenue								Alston & Bird, Amster, Rothstein & Ebenstein,
								Capital One, Factset Research Systems Inc., Foley & Lardner,
-Office	100.0%	95.8%	75.39	935,000	935,000	-		PricewaterhouseCoopers LLP
-Retail	100.0%	100.0%	128.85	24,000	24,000	-		Citibank, Starbucks
		95.9%	76.73	959,000	959,000	-	-

330 Madison Avenue								Guggenheim Partners LLC, HSBC Bank AFS,
-Office	25.0%	87.1%	72.81	808,000	808,000	-		Jones Lang LaSalle Inc., Wells Fargo, American Century
-Retail	25.0%	100.0%	299.75	33,000	33,000	-		Ann Taylor Retail Inc., Citibank, Starbucks
	25.0%	87.6%	81.71	841,000	841,000	-	150,000

510 Fifth Avenue
-Retail	100.0%	100.0%	146.30	66,000	66,000	-	-	The North Face, The Yard (lease not yet commenced)

Total Grand Central				1,866,000	1,866,000	-	150,000

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	100.0%		93.6%	$90.27	245,000	245,000	-		Stifel Financial Corp., GCA Savvian Inc
-Retail	100.0%		96.2%	769.58	69,000	69,000	-		Victoria's Secret
	100.0%		94.1%	239.55	314,000	314,000	-	$-

666 Fifth Avenue									Colliers International NY LLC, Fulbright & Jaworski,
-Office (Office Condo)	49.5%		-	-	1,403,000	-	1,403,000	1,367,536	Integrated Holding Group, Vinson & Elkins LLP
-Retail (Office Condo)	49.5%		-	-	45,000	-	45,000	-	HSBC Bank USA, Citibank
-Retail (Retail Condo)	100.0%	(3)	100.0%	434.61	114,000	114,000	-	390,000	Fast Retailing (Uniqlo), Hollister, Tissot
					1,562,000	114,000	1,448,000	1,757,536

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%		98.5%	80.41	293,000	293,000	-		Cosmetech Mably Int'l LLC.
-Retail	100.0%		100.0%	807.40	30,000	30,000	-		Coach, Prada
	100.0%		98.6%	147.94	323,000	323,000	-	-

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Polo Ralph Lauren,
-Office	20.1%		94.3%	111.33	525,000	525,000	-		Willett Advisors LLC
-Retail	20.1%		100.0%	985.66	67,000	27,000	40,000		Bottega Veneta Inc., Moncler USA Inc.
	20.1%		94.9%	210.29	592,000	552,000	40,000	800,000

689 Fifth Avenue
-Office	100.0%		100.0%	78.52	82,000	82,000	-		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	100.0%		100.0%	812.49	18,000	18,000	-		MAC Cosmetics, Massimo Dutti
	100.0%		100.0%	210.63	100,000	100,000	-	-

655 Fifth Avenue
-Retail	92.5%		100.0%	222.53	57,000	57,000	-	140,000	Ferragamo

697-703 Fifth Avenue (St. Regis - retail)
-Retail	74.3%		100.0%	2,461.24	26,000	26,000	-	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth					2,974,000	1,486,000	1,488,000	3,147,536

Midtown South:
770 Broadway
-Office	100.0%		98.0%	80.56	990,000	990,000	-		Facebook, AOL (Verizon), J. Crew
-Retail	100.0%		100.0%	54.17	168,000	168,000	-		Ann Taylor Retail Inc., Bank of America, Kmart Corporation
	100.0%		98.3%	76.73	1,158,000	1,158,000	-	700,000

One Park Avenue									New York University, Clarins USA Inc.,
-Office	55.0%		85.5%	47.98	869,000	869,000	-		Public Service Mutual Insurance
-Retail	55.0%		100.0%	64.82	79,000	79,000	-		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%		86.7%	49.38	948,000	948,000	-	300,000

4 Union Square South
-Retail	100.0%		100.0%	100.79	206,000	206,000	-	116,493	Burlington Coat Factory, Whole Foods Market, DSW, Forever 21

692 Broadway
-Retail	100.0%		100.0%	88.20	36,000	36,000	-	-	Equinox, AOL

Other
-Retail	50.0%		-	-	32,000	32,000	-	30,000

Total Midtown South					2,380,000	2,380,000	-	1,146,493

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Rockefeller Center:
1290 Avenue of the Americas								AXA Equitable Life Insurance, Hachette Book Group Inc.,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
								Cushman & Wakefield, Fitzpatrick,
-Office	70.0%	99.2%	$79.89	2,031,000	2,031,000	-		Cella, Harper & Scinto, Columbia University
-Retail	70.0%	100.0%	169.61	79,000	79,000	-		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.2%	83.25	2,110,000	2,110,000	-	$950,000

608 Fifth Avenue
(ground leased through 2033)
-Office	100.0%	91.9%	60.20	92,000	92,000	-
-Retail	100.0%	100.0%	443.04	44,000	44,000	-		Topshop
		94.5%	184.06	136,000	136,000	-	-

Total Rockefeller Center				2,246,000	2,246,000	-	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	92.6%	38.49	245,000	245,000	-		Market News International Inc., Sapient Corp.
-Retail	100.0%	100.0%	101.96	5,000	5,000	-		TD Bank
	100.0%	92.7%	39.76	250,000	250,000	-	-

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	238.67	65,000	65,000	-		Topshop, Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	-
	100.0%			85,000	85,000	-	-

443 Broadway
-Retail	100.0%	100.0%	109.30	16,000	16,000	-	-	Necessary Clothing

304 Canal Street
-Retail	100.0%	-	-	4,000	-	4,000
-Residential (4 units)	100.0%	-		9,000	-	9,000
	100.0%			13,000	-	13,000	-

334 Canal Street
-Retail	100.0%	-	-	3,000	3,000	-
-Residential (4 units)	100.0%	100.0%		11,000	11,000	-
	100.0%			14,000	14,000	-	-

155 Spring Street
-Retail	100.0%	100.0%	114.67	50,000	50,000	-	-	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	145.70	7,000	7,000	-	-

150 Spring Street
-Retail	100.0%	100.0%	267.65	6,000	6,000	-		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	-
	100.0%			7,000	7,000	-	-

Other
-Residential (26 units)	100.0%	96.2%		35,000	35,000	-	-

Total Soho				227,000	214,000	13,000	-

NEW YORK SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)		Major Tenants
NEW YORK (Continued):
Times Square:
1540 Broadway										Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	100.0%		100.0%	$244.64	160,000	160,000	-	$-		MAC Cosmetics, U.S. Polo

1535 Broadway (Marriott Marquis - retail and signage)
(ground and building leased through 2032)
-Retail	100.0%		31.6%	1,540.44	46,000	46,000	-			T-Mobile, Invicta, Swatch, Laline
-Theatre	100.0%		100.0%	13.15	62,000	62,000	-			Nederlander-Marquis Theatre
	100.0%		70.9%	291.84	108,000	108,000	-	-

Total Times Square					268,000	268,000	-	-

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%		100.0%	604.08	18,000	18,000	-	80,000		Gucci, Chloe, Cartier, Cho Cheng, Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%		100.0%	473.49	8,000	8,000	-			Berluti
-Residential (8 units)	100.0%		50.0%		5,000	5,000	-
	100.0%				13,000	13,000	-	-

40 East 66th Street
-Residential (5 units)	100.0%		100.0%		12,000	12,000	-
-Retail	100.0%		100.0%	1,124.08	11,000	11,000	-			John Varvatos, Nespresso USA, J. Crew
	100.0%				23,000	23,000	-	-

1131 Third Avenue
-Retail	100.0%		100.0%	145.66	23,000	23,000	-	-		Nike, Crunch LLC, J.Jill

Other
-Retail - 2 buildings	100.0%		100.0%	-	12,000	12,000	-
-Residential (8 units)	100.0%		75.0%		7,000	7,000	-
	100.0%				19,000	19,000	-	-

Total Upper East Side					96,000	96,000	-	80,000

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%		95.7%	32.94	472,000	472,000	-	61,034		The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)
-Office	100.0%		100.0%	46.96	184,000	184,000	-	-		The City of New York

85 Tenth Avenue										Google, General Services Administration,
										Telehouse International Corp., L-3 Communications,
-Office	49.9%	(4)	100.0%	81.25	578,000	578,000	-	270,000	(5)	Moet Hennessy USA. Inc.
-Retail	49.9%	(4)	100.0%	56.61	40,000	40,000	-	-		Craft Restaurants Inc., IL Posto LLC, Toro NYC Restaurant
			100.0%	79.67	618,000	618,000	-	270,000

Total Chelsea/Meatpacking District					802,000	802,000	-	270,000

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
Upper West Side:
50-70 W 93rd Street
-Residential (326 units)	49.9%	96.6%		283,000	283,000	-	$80,000

Tribeca:
Independence Plaza, Tribeca
-Residential (1,327 units)	50.1%	96.2%		1,185,000	1,185,000	-	550,000
-Retail	50.1%	100.0%	$45.31	72,000	60,000	12,000	-	Duane Reade
	50.1%			1,257,000	1,245,000	12,000	550,000

New Jersey:
Paramus
-Office	100.0%	94.7%	21.96	129,000	129,000	-	-	Vornado's Administrative Headquarters

Washington D.C.:
3040 M Street
-Retail	100.0%	86.7%	56.77	44,000	44,000	-	-	Nike

Properties to be Developed:
512 West 22nd Street
-Office	55.0%	-	-	173,000	-	173,000	56,601

61 Ninth Avenue
(ground leased through 2115)
-Office	45.1%	-	-	147,000	-	147,000	-
-Retail	45.1%	-	-	23,000	-	23,000	-	Starbucks (lease not commenced)
	45.1%	-	-	170,000	-	170,000	-

606 Broadway
-Office	50.0%	-	-	23,000	-	23,000	-
-Retail	50.0%	-	-	11,000	-	11,000	22,474
	50.0%	-	-	34,000	-	34,000	22,474

Total Properties to be Developed				377,000	-	377,000	79,075

New York Office:

Total		95.0%	$70.58	21,965,000	20,219,000	1,746,000	$8,378,420

Vornado's Ownership Interest		95.5%	$68.54	17,823,000	16,956,000	867,000	$5,711,723

New York Retail:

Total		96.9%	$208.75	2,851,000	2,697,000	154,000	$1,713,565

Vornado's Ownership Interest		96.7%	$206.28	2,551,000	2,476,000	75,000	$1,560,978

New York Residential:

Total		96.1%		1,568,000	1,559,000	9,000	$630,000

Vornado's Ownership Interest		96.0%		835,000	826,000	9,000	$315,470

NEW YORK SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (7)	Major Tenants
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$113.91	889,000	889,000	-	$300,000	Bloomberg
-Retail	32.4%	100.0%	180.17	174,000	174,000	-	350,000	Hennes & Mauritz, The Home Depot, The Container Store
	32.4%	100.0%	123.89	1,063,000	1,063,000	-	650,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	40.55	343,000	343,000	-	78,246	Sears, Burlington Coat Factory, Bed Bath & Beyond, Marshalls

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.9%	44.65	609,000	609,000	-	260,786	Century 21, Costco, Kohl's, TJ Maxx, Toys "R" Us

Flushing, Queens (6) (1.0 acre)	32.4%	100.0%	17.36	167,000	167,000	-	-	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	97.4%	-	255,000	255,000	-	-

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA	32.4%	100.0%	-	-	-	-	68,000	IKEA (ground lessee)
through 2041)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),	32.4%	-	-	-	-	-	-
Queens, NY (3.4 acres)

Total Alexander's		99.7%	80.35	2,437,000	2,437,000	-	1,057,032

Hotel Pennsylvania:
-Hotel (1,700 Keys)		-	-	1,400,000	1,400,000	-	-

Total New York		95.7%	$85.39	30,221,000	28,312,000	1,909,000	$11,779,017

Vornado's Ownership Interest		95.8%	$72.93	23,399,000	22,448,000	951,000	$7,930,649

(1)	Weighted Average Annual Rent PSF for office properties excludes garages and diminimous amounts of storage space. Weighted Average Annual Rent PSF for retail excludes non-selling space.
(2)	Excludes US Post Office leased through 2038 (including four five-year renewal options) for which the annual escalated rent is $11.78 PSF.
(3)	75,000 square feet is leased from the office condo.
(4)

As of September 30, 2016, we own junior and senior mezzanine loans of 85 Tenth Avenue with an accreted balance of $174.3 million.  The junior and senior mezzanine loans bear paid-in-kind interest of 12% and 9%, respectively, and mature in May 2017.  We account for our investment in 85 Tenth Avenue using the equity method of accounting because we will receive a 49.9% equity interest in the property after repayment of the junior mezzanine loan.  As a result of recording our share of the GAAP losses of the property, the net carrying amount of these loans is $29.1 million on our consolidated balance sheets.

(5)	Excludes the Company's junior and senior mezzanine loans which are accounted for as equity.
(6)	Leased by Alexander's through January 2037.
(7)	Represents the contractual debt obligations.

WASHINGTON, DC SEGMENT
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC:
Crystal City:
2011-2451 Crystal Drive - 5 buildings	100.0%	91.4%	$44.34	2,326,000	2,326,000	-		$217,555	General Services Administration, Lockheed Martin, Finmeccanica,
									Conservation International, Smithsonian Institution,
									Natl. Consumer Coop. Bank, Council on Foundations,
									Vornado / Charles E. Smith Headquarters, KBR, Scitor Corp.,
									Food Marketing Institute, American Diabetes Association

S. Clark Street / 12th Street - 5 buildings	100.0%	82.6%	37.02	1,547,000	1,547,000	-		54,227	General Services Administration, L-3 Communications,
									The Int'l Justice Mission, Management Systems International

1550-1750 Crystal Drive /	100.0%	87.6%	39.39	1,482,000	1,462,000	20,000	*	37,666	General Services Administration,
241-251 18th Street - 4 buildings									Chemonics, Dominion Dental, Booz Allen,
									Arete Associates, Battelle Memorial Institute

1800, 1851 and 1901 South Bell Street	100.0%	94.6%	40.07	869,000	506,000	363,000	*	-	General Services Administration, Lockheed Martin,
- 3 buildings									University of Phoenix, Inc.

2100 / 2200 Crystal Drive - 2 buildings	100.0%	84.7%	34.55	529,000	529,000	-		-	General Services Administration, Deloitte LLP,
									Public Broadcasting Service

223 23rd Street	100.0%	-	-	147,000	-	147,000	*	-

2001 Jefferson Davis Highway	100.0%	55.9%	33.42	162,000	162,000	-		-	Institute for the Psychology Sciences, VT Aepco, Inc.

Crystal City Shops at 2100	100.0%	97.6%	23.30	80,000	80,000	-		-	Various

Crystal Drive Retail	100.0%	100.0%	49.56	57,000	57,000	-		-	Various

Total Crystal City	100.0%	87.5%	40.15	7,199,000	6,669,000	530,000		309,448

Central Business District:
1825-1875 Connecticut Avenue, NW	100.0%	99.0%	45.80	686,000	686,000	-		185,000	Family Health International, WeWork
Universal Buildings - 2 buildings

1299 Pennsylvania Avenue, NW	55.0%	91.1%	70.75	621,000	621,000	-		273,000	Baker Botts LLP, General Electric, Cooley LLP,
Warner Building									Facebook, Live Nation, APCO Worldwide Inc

2101 L Street, NW	100.0%	99.0%	66.91	380,000	380,000	-		144,135	Greenberg Traurig, LLP, US Green Building Council,
									American Insurance Association, RTKL Associates, DTZ

875 15th Street, NW - Bowen Building	100.0%	84.5%	69.86	231,000	231,000	-		-	Paul Hastings LLP, General Services Administration

1101 17th Street, NW	55.0%	99.5%	48.11	216,000	216,000	-		31,000	AFSCME, Verto Solutions

1730 M Street, NW	100.0%	92.3%	46.57	205,000	205,000	-		14,853	General Services Administration
(ground leased through 2061)

1700 M Street	100.0%	-	-	333,000	-	333,000		28,728

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%		%	Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Central Business District (Continued):
1501 K Street, NW	5.0%		91.5%	$68.18	400,000	400,000	-		$-	Sidley Austin LLP, UBS

1399 New York Avenue, NW	100.0%		92.9%	85.61	129,000	129,000	-		-	Bloomberg, Abbott Laboratories, Abbvie US LLC

Total Central Business District			95.0%	59.29	3,201,000	2,868,000	333,000		676,716

Skyline Properties:
Skyline Properties - 8 buildings	100.0%		47.2%	32.13	2,649,000	2,649,000	-		694,060	General Services Administration, Analytic Services,
										Axiom Resource Management,
										Booz Allen, Deloitte LLP

Rosslyn / Ballston:
2200 / 2300 Clarendon Blvd	100.0%		93.3%	45.64	639,000	639,000	-		23,250	Arlington County, General Services Administration,
(Courthouse Plaza) - 2 buildings										AMC Theaters
(ground leased through 2062)

Rosslyn Plaza - 4 buildings	46.2%		60.1%	42.36	736,000	492,000	244,000	*	38,770	General Services Administration, Corporate Executive Board,
										Nathan Associates, Inc.

Total Rosslyn / Ballston			84.4%	44.98	1,375,000	1,131,000	244,000		62,020

Reston:
Commerce Executive - 3 buildings	100.0%	`	93.3%	33.75	407,000	393,000	14,000	*	-	L-3 Communications, Allworld Language Consultants,
										BT North America, Applied Information Sciences, Clarabridge Inc.

Rockville/Bethesda:
Democracy Plaza One	100.0%		97.6%	32.14	214,000	214,000	-		-	National Institutes of Health
(ground leased through 2084)

Tysons Corner:
Fairfax Square - 3 buildings	20.0%		66.2%	40.83	561,000	561,000	-		90,000	Dean & Company, Womble Carlyle

Pentagon City:
Fashion Centre Mall	7.5%		96.9%	49.96	869,000	869,000	-		410,000	Macy's, Nordstrom

Washington Tower	7.5%		100.0%	45.40	170,000	170,000	-		40,000	The Rand Corporation

Total Pentagon City			97.4%	49.12	1,039,000	1,039,000	-		450,000

Total Washington, DC office properties			81.8%	$44.38	16,645,000	15,524,000	1,121,000		$2,282,244

Vornado's Ownership Interest			80.6%	$42.67	14,083,000	13,099,000	984,000		$1,637,967

WASHINGTON, DC SEGMENT
PROPERTY TABLE
				Weighted	Square Feet
				Average			Under Development
	%	%		Annual Rent	Total		or Not Available		Encumbrances
Property	Ownership	Occupancy		PSF (1)	Property	In Service	for Lease		(in thousands) (2)	Major Tenants
WASHINGTON, DC (Continued):
Residential:
For rent residential:
RiverHouse Apartments - 3 buildings
(1,670 units)	100.0%	97.9%		$-	1,802,000	1,802,000	-		$307,710

West End 25 (283 units)	100.0%	98.9%		-	273,000	273,000	-		101,196

220 20th Street (265 units)	100.0%	97.4%		-	269,000	269,000	-		68,789

2221 South Clark Street (216 units)	100.0%	100.0%		-	171,000	171,000	-		-	WeWork (residential and office)

The Bartlett - 1 building
-Residential (699 units)	100.0%	61.2%	(3)	-	577,000	353,000	224,000
-Retail	100.0%	100.0%		-	43,000	43,000	-			Whole Foods
					620,000	396,000	224,000		-

Rosslyn Plaza - 2 buildings (196 units)	43.7%	97.5%		-	253,000	253,000	-		-

Total Residential		98.1%		-	3,388,000	3,164,000	224,000		477,695

Other:
Crystal City Hotel	100.0%	100.0%		-	266,000	266,000	-		-

Met Park / Warehouses - 1 building	100.0%	100.0%		-	129,000	53,000	76,000	*	-

Other - 3 buildings	100.0%	100.0%		-	11,000	11,000	-		-

Total Other		100.0%			406,000	330,000	76,000		-

Total Washington, DC		84.5%		$44.38	20,439,000	19,018,000	1,421,000		$2,759,939

Vornado's Ownership Interest		83.9%		$42.67	17,734,000	16,451,000	1,283,000		$2,115,662

* We do not capitalize interest or real estate taxes on this space.

(1)				Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2)				Represents the contractual debt obligations.
(3)				During lease-up, the residential portion of the Bartlett is excluded from occupancy statistics for the Washington, DC segment.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average			Under Development
	%	%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (2)	Major Tenants
555 California Street:
555 California Street	70.0%	97.6%	$68.79	1,504,000	1,504,000	-	$582,159	Bank of America, Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP

315 Montgomery Street	70.0%	43.3%	54.61	232,000	232,000	-	-	Bank of America, Regus

345 Montgomery Street	70.0%	-	-	64,000	-	64,000	-

Total 555 California Street		90.3%	$67.88	1,800,000	1,736,000	64,000	$582,159

Vornado's Ownership Interest		90.3%	$67.88	1,260,000	1,215,000	45,000	$407,511

theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Ogilvy Group (WPP),
								Publicis Groupe (MSL Group, Medicus Group, Razorfish),
								1871, Yelp Inc., Paypal, Inc., Allscripts Healthcare,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	98.2%	$34.69	1,927,000	1,927,000	-		ConAgra Foods Inc., Allstate Insurance Company,
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	98.4%	44.60	1,631,000	1,631,000	-		Allsteel Inc., Herman Miller Inc., Knoll Inc., Teknion LLC
-Retail	100.0%	97.1%	44.42	88,000	88,000	-
	100.0%	98.2%	39.22	3,646,000	3,646,000	-	$675,000

Other	50.0%	100.0%	36.28	19,000	19,000	-	33,878

Total theMART		98.2%	$39.20	3,665,000	3,665,000	-	$708,878

Vornado's Ownership Interest		98.2%	$39.20	3,656,000	3,656,000	-	$691,939

(1)			Weighted Average Annual Rent PSF excludes ground rent, storage rent and garages.
(2)			Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
				Weighted	Square Feet
	Fund			Average			Under Development
	%		%	Annual Rent	Total		or Not Available	Encumbrances
Property	Ownership		Occupancy	PSF (1)	Property	In Service	for Lease	(in thousands) (3)	Major Tenants
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)									Barnes & Noble, Hennes & Mauritz,
- Retail	100.0%		100.0%	$222.68	95,000	95,000	-		Sephora, Bank of America
- Residential (39 units)	100.0%		84.6%	-	59,000	59,000	-
					154,000	154,000	-	$146,000

11 East 68th Street Retail	100.0%		100.0%	678.59	11,000	11,000	-	60,000	Belstaff, Kent & Curwen, Rag & Bone

Crowne Plaza Times Square
- Hotel (795 Keys)
- Retail	75.3%	(2)	100.0%	149.49	46,000	46,000	-		Hershey's, MAC Cosmetics
- Office	75.3%	(2)	60.3%	44.36	194,000	194,000	-		American Management Association
			67.9%	64.51	240,000	240,000	-	310,000

501 Broadway	100.0%		100.0%	263.08	9,000	9,000	-	23,000	Capital One

Culver City, CA:
800 Corporate Pointe - 2 buildings	100.0%		96.0%	38.35	246,000	246,000	-	61,662	Ares Management LLC, Meredith Corp., West Publishing Corp.,
									Syska Hennessy Group, Symantec Corp., X Prize Foundation

Miami, FL:
1100 Lincoln Road
- Retail	100.0%		94.6%	191.28	49,000	49,000	-		Regal Cinema, Anthropologie, Banana Republic
- Theatre	100.0%		100.0%	39.35	79,000	79,000	-
				95.70	128,000	128,000	-	66,000

Total Real Estate Fund	92.5%		89.5%		788,000	788,000	-	$666,662

Vornado's Ownership Interest	27.4%		85.8%		216,000	216,000	-	$147,523

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Vornado's effective ownership through its Real Estate Fund and its co-investment is 33%.
(3) Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
			Weighted	Square Feet
			Average		In Service		Under Development
	%	%	Annual Rent	Total	Owned by	Owned By	or Not Available	Encumbrances
Property	Ownership	Occupancy	PSF (1)	Property	Company	Tenant (2)	for Lease	(in thousands) (3)	Major Tenants
Other Properties:
New Jersey:
Wayne Town Center, Wayne	100.0%	100.0%	$29.62	656,000	213,000	443,000	-	$-	JCPenney, Costco, Dick's Sporting Goods,
(ground leased through 2064)									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis
(ground and building leased through 2042)	100.0%	100.0%	8.99	128,000	128,000	-	-	-	The Home Depot

Total Other Properties		100.0%	$26.25	784,000	341,000	443,000	-	$-

Vornado's Ownership Interest		100.0%	$26.25	784,000	341,000	443,000	-	$-

(1) Weighted Average Annual Rent PSF excludes ground rent, storage rent, garages and residential.
(2) Owned by tenant on land leased from the company.
(3) Represents the contractual debt obligations.